united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22638

Arrow Investments Trust

(Exact name of registrant as specified in charter)

6100 Chevy Chase Drive Suite 100 , Laurel MD 20707

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 7/31

Date of reporting period: 7/31/16

Item 1. Reports to Stockholders.

Arrow DWA Balanced Fund
Arrow DWA Tactical Fund
Arrow Alternative Solutions Fund
Arrow Managed Futures Strategy Fund
Arrow Commodity Strategy Fund

Annual Report
July 31, 2016

1-877-277-6933

Distributed by Archer Distributors, LLC
Member FINRA

Dear Shareholder,

We are pleased to provide the annual report for the Arrow DWA Balanced Fund, Arrow DWA Tactical Fund, Arrow Alternative Solutions Fund, Arrow Managed Futures Strategy Fund and Arrow Commodity Strategy Fund (each “the Fund” and collectively “the Funds”) for the one-year period ended July 31, 2016. During the past year, we have continued our ongoing client education efforts regarding the potential benefits of combining tactical asset allocation with alternative assets. All of our Funds continue to support this philosophy.

Arrow DWA Balanced Fund allows investors to gain exposure to sophisticated asset allocation strategies similar to those used by institutions and endowments. The Fund stays responsive to market conditions through a relative strength-based allocation process across a diverse array of market segments primarily through a combination of exchange traded products and individual equities based on the DWA Balanced investment model. The Fund may also use derivatives and futures to gain exposure to some markets, such as commodities and currencies. This is done when trading efficiency and cost benefits to the Fund would have the potential for a net positive impact on overall performance by reducing acquired fund fees from holding an ETF. As conditions change, the tactical nature of the Fund allows it to seek new market leadership. Since the Fund’s inception in August 2007 through the end of July 2016, net assets were approximately $174 million with annualized performance of 4.89% (Class A, without load), while the S&P 500 returned 7.76% and the Barclays U.S. Aggregate Bond Index returned 5.03% over the same time period. The Fund was up 0.12% for the one-year period through July 2016, lagging the S&P 500’s 5.61% return over the same period. Over the same one-year period, bonds were up 5.94%, as measured by the Barclays U.S. Aggregate Bond Index. The Fund’s underperformance to the stock and bond markets is attributed to the deliberate diversified nature of the portfolio. The Fund is mandated to maintain diversification, which may help with volatility when traditional markets become erratic. However, the Fund’s exposure to foreign equities and alternative assets accounts for much of the underperformance. The Fund’s relative-strength-based approach continues to evolve and respond to the markets. But again, overall performance of the Fund was muted by the constant diverse global asset class exposure.

Arrow DWA Tactical Fund stays responsive to market conditions through a relative strength-based allocation process across a concentrated portfolio primarily consisting of exchange traded products based on the DWA Systematic RS Global Macro investment model. The Fund may also use derivatives and futures to gain exposure to some markets, such as commodities and currencies. This is done when trading efficiency and cost benefits to the Fund would have the potential for a net positive impact on overall performance by reducing acquired fund fees from holding an ETF. The Arrow DWA Tactical Fund’s net assets have grown to more than $231 million through the end of July 2016. Since its inception in May 2008 through July 2016, the Fund’s Class A shares (without load) had an annualized return of 2.44% versus the broad domestic stock market’s return of 7.85% as measured by the S&P 500. Keep in mind that the performance since inception can be deceiving, considering the Fund was launched around the market peak shortly before the global financial crisis of 2008-09. Choppy markets and frequent changes in market leadership tend to hinder relative strength-based strategies, particularly those with concentrated holdings exposure. Despite the timing of the Fund’s launch, returns since inception are on the positive side and the strategy has many definitive periods where it has shined versus its peers. The Fund was up 0.42%

for the one-year period, trailing the S&P 500’s 5.61% over the same period. The one-year returns are comprised of two very different and distinct stories. The Fund’s global approach and relative strength strategy struggled in the last half of 2015, but came on strong in the early half of 2016. The Fund began to allocate more to alternatives in the first half of 2016, which helped the performance in the second half of the fiscal reporting year. This is an example of how the global macro approach continues to adapt to changing market conditions through its relative strength-based strategy.

Arrow Alternative Solutions Fund allows investors to gain exposure to three nontraditional bond strategies within a single portfolio. The Fund is designed to provide tactical long, flat and/or short exposure to three distinct fixed income baskets of high yield, credit default and government bonds. The Fund uses direct exposure to individual bonds, as well as futures for positional exposure or to create market neutral positions when bond market liquidity is a factor. The Fund’s focus on alternative fixed income strategies is based on research from the ProfitScore Alternative Index (“PSAI”). The Fund is not directly indexed to the PSAI, as the holdings and portfolio implementation are different. Rather, the Fund follows the tactical direction of the PSAI for each sub-strategy to be long, flat or short. The Fund’s net assets were more than $164 million at the end of July 2016. Since its inception in October 2007 through July 2016, the Fund’s Class A shares (without load) had an annualized return of -0.58% versus the Barclays U.S. Aggregate Bond Index return of 4.80% over the same period. It is important to remember that much of the previous performance occurred prior to the Fund’s current alternative fixed income approach, which went into effect on March 31, 2014. The Fund was up 9.10% for the one-year period ending July 2016, while the Barclays U.S. Aggregate Bond Index returned 5.94%. During the past year, the long/short Credit Suisse Fixed Income Arbitrage Hedge Fund Index and PCM Emerald Long-Short Debt HF Index both underperformed the long-only U.S. markets, returning 0.40% and 1.40%, respectively. The tactical and dynamic long/short/flat nature of the Fund allowed it to adapt to the market, capturing some opportunistic returns—specifically the strong, and somewhat unexpected, returns of long-term U.S. Treasuries that caught many people by surprise.

Arrow Managed Futures Strategy Fund’s strategy seeks to provide exposure to a wide range of global futures markets. In October 2015, the Fund began tracking the DUNN Capital World Monetary & Agricultural (“WMA”) Program, a systematic quantitative managed futures program overseen by DUNN Capital Management, LLC. With more than 30 years of experience, DUNN has received several awards and has been recognized as an industry leader. The DUNN WMA Program provides access to more than 50 global markets through the use of more than 100 proprietary trading models. The nature of managed futures generally requires direct or indirect exposure to the futures market, rather than holding physical commodities and financial instruments. The Fund is intended to complement traditional portfolios due to the historically low correlation of managed futures relative to many other asset classes. The Fund’s net assets were more than $114 million at the end of July 2016. Since its inception at the end of April 2010 through the end of July 2016, the Fund has an annualized return of -0.04% (Class A, without load), while the broad market S&P 500 Index has returned an annualized 12.53% and the Barclays U.S. Aggregate Bond Index returned an annualized 4.13%. The managed futures BarclayHedge BTOP 50 Index has returned an annualized 1.93% during the same time period. Since the Fund began tracking DUNN’s WMA Program, the performance has been strong, specifically relative to the managed futures peers comprising the BarclayHedge BTOP 50 Index. The Fund gained 6.99% in the one-year period ended July 31, 2016, while the S&P 500, Barclays U.S. Aggregate Bond and BarclayHedge BTOP 50 returned 5.61%, 5.94% and 1.70%, respectively, over the same time period.

Arrow Commodity Strategy Fund’s strategy is to invest in securities that produce fund returns that track the returns of the Longview Extended Commodity Index (“LEX”). The nature of commodity portfolio exposure is generally derived through the futures market, rather than buying actual physical commodities (e.g., barrels of oil, bushels of corn, etc.). As the name indicates, the LEX follows a longer buy-and-hold view of the commodity markets, rather than constantly rolling in and out of futures contracts with near-term expiration dates. This longer holding period helps to reduce expenses to the Fund versus other funds that may change futures positions more frequently. Since the Fund’s inception in December 2010 through the end of July 2016, net assets are more than $1.3 million with an annualized return of -8.81% (Class A, without load), compared to the S&P 500’s return of 12.67%. For the one-year period through July 2016, the Fund was down -2.62%, while the S&P 500 was up 5.61%. With some periods of ups and downs, commodities have generally been in a slump for several years primarily due to a lack of global economic growth. The last half of 2015 was no exception, with periods of fits and starts that ultimately resulted in another negative calendar year for many commodities. But the early part of 2016 showed a significant resurgence in broad-based commodity returns. The Fund’s diversified approach, which includes significant exposure to precious metals, has allowed it to shine, whereas some energy-heavy indexes have surged and dipped in an erratic fashion. For investors who seek potential diversification through commodities, we continue to have confidence in the Fund’s underlying philosophy of using a long-dated buy-and-hold approach to commodity exposure. Although the asset class has struggled for several years, the long-dated strategy of the Fund has continued to compare well to other indexed commodities.

For more information, please visit our website at www.arrowfunds.com. We are grateful for your investment and for your continued confidence in our company.

Sincerely,

Joseph J. Barrato
Chief Executive Officer
Arrow Investment Advisors, LLC
August 2016

AD-081616

Arrow DWA Balanced Fund
PORTFOLIO REVIEW (Unaudited)
July 31, 2016

The Fund’s performance figures* for the periods ended July 31, 2016, as compared to its benchmark:

				Annualized
		Annualized	Annualized	Since Inception** -
	One Year	Three Year	Five Year	July 31, 2016
The Arrow DWA Balanced Fund - Class A	0.12%	3.82%	4.16%	4.89%
The Arrow DWA Balanced Fund - Class A with load	(5.64)%	1.78%	2.93%	4.27%
The Arrow DWA Balanced Fund - Class C	(0.67)%	3.04%	3.38%	4.10%
The Arrow DWA Balanced Fund - Institutional Class Shares	0.35%	4.06%	N/A	5.23%
Barclays US Aggregate Bond Index	5.94%	4.23%	3.57%	5.03%
S&P 500 Total Return Index	5.61%	11.16%	13.38%	7.76%
Morningstar Global Flexible Allocation EW Index	(1.20)%	2.10%	2.30%	3.20%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. The Fund’s total annual operating expenses are 1.81% for Class A shares, 2.56% for Class C shares and 1.56% for the Institutional Class shares per the December 1, 2015 prospectus. For performance information current to the most recent month-end, please call 1-877-277-6933.

**	Inception date is August 7, 2006 for Class A and Class C shares. Inception date is March 21, 2012 for Institutional Class shares.

The Barclays US Aggregate Bond Index is commonly used as a benchmark by both passive and active investors to measure portfolio performance relative to the U.S. dollar-denominated investment grade fixed-rate taxable bond market. It is also an informational measure of broad market returns commonly applied to fixed income instruments. The index contains approximately 8,200 fixed income issues and is valued at around $15 trillion, representing 43% of the total U.S. bond market.

The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses.

The Morningstar Global Flexible Allocation EW Index offers exposure to all of the major asset classes globally, but do not have a specific target asset allocation, thus may invest in variable proportions of stocks, bond or cash.

Comparison of the Change in Value of a $10,000 Investment

Arrow DWA Balanced Fund
PORTFOLIO REVIEW (Unaudited)(Continued)
July 31, 2016

The Fund’s Asset Classes are as follows:

Asset Class	% of Net Assets
Debt Funds	27.5%
Equity Funds	25.5%
Foreign Index Funds	11.9%
Common Stocks
Consumer, Non-cyclical	6.1%
Consumer, cyclical	5.5%
Basic Materials	3.7%
Communications	2.6%
Financial	2.6%
Industrial	1.8%
Technology	1.5%
Utilities	0.8%
Money Market	8.6%
Other, Cash & Cash Equivalents	1.9%
100.0%

Please refer to the Consolidated Portfolio of Investments in this Annual Report for a detailed analysis of the Fund’s holdings.

Arrow DWA Tactical Fund
PORTFOLIO REVIEW (Unaudited)
July 31, 2016

The Fund’s performance figures* for the periods ended July 31, 2016, as compared to its benchmark:

				Annualized
		Annualized	Annualized	Since Inception** -
	One Year	Three Year	Five Year	July 31, 2016
The Arrow DWA Tactical Fund - Class A	0.42%	5.75%	4.71%	2.44%
The Arrow DWA Tactical Fund - Class A with load	(5.34)%	3.69%	3.47%	1.70%
The Arrow DWA Tactical Fund - Class C	(0.34)%	4.94%	3.92%	1.68%
The Arrow DWA Tactical Fund - Institutional Class Shares	0.70%	6.01%	N/A	8.07%
S&P 500 Total Return Index	5.61%	11.16%	13.38%	7.85%
Barclays US Aggregate Bond Index	5.94%	4.23%	3.57%	4.73%
Morningstar Global Flexible Allocation EW Index	(1.20)%	2.10%	2.30%	1.50%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Performance figures for periods greater than 1 year are annualized. The Fund’s total annual operating expenses are 1.79% for Class A shares, 2.54% for Class C shares and 1.54% for the Institutional Class shares per the December 1, 2015 prospectus. For performance information current to the most recent month-end, please call 1-877-277-6933.

**	Inception date is May 30, 2008 for Class A and Class C shares. Inception date is March 21, 2012 for Institutional Class shares.

The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses.

The Barclays US Aggregate Bond Index is commonly used as a benchmark by both passive and active investors to measure portfolio performance relative to the U.S. dollar-denominated investment grade fixed-rate taxable bond market. It is also an informational measure of broad market returns commonly applied to fixed income instruments. The index contains approximately 8,200 fixed income issues and is valued at around $15 trillion, representing 43% of the total U.S. bond market.

The Morningstar Global Flexible Allocation EW Index offers exposure to all of the major asset classes globally, but do not have a specific target asset allocation, thus may invest in variable proportions of stocks, bond or cash.

Comparison of the Change in Value of a $10,000 Investment

The Fund’s Asset Classes are as follows:

Asset Class	% of Net Assets
Equity Funds	81.7%
Money Market Fund	17.0%
Other, Cash & Cash Equivalents	1.3%
100.0%

Please refer to the Consolidated Portfolio of Investments in this Annual Report for a detailed analysis of the Fund’s holdings.

Arrow Alternative Solutions Fund
PORTFOLIO REVIEW (Unaudited)
July 31, 2016

The Fund’s performance figures* for the periods ended July 31, 2016, as compared to its benchmark:

				Annualized
		Annualized	Annualized	Since Inception** -
	One Year	Three Year	Five Year	July 31, 2016
The Arrow Alternative Solutions Fund - Class A	9.10%	3.49%	1.07%	(0.58)%
The Arrow Alternative Solutions Fund - Class A with load	2.82%	1.45%	(0.12)%	(1.25)%
The Arrow Alternative Solutions Fund - Class C	8.30%	2.72%	0.31%	(1.30)%
The Arrow Alternative Solutions Fund - Institutional Class Shares	9.36%	3.75%	N/A	2.02%
S&P 500 Total Return Index	5.61%	11.16%	13.38%	6.23%
Barclays US Aggregate Bond Index	5.94%	4.23%	3.57%	4.80%
Credit Suisse Fixed Income Arbitrage Hedge Fund Index	0.40%	2.62%	N/A	N/A
PCM Emerald Long/Short Debt HF Index	1.40%	(0.10)%	0.50%	4.40%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated using the traded NAV on July 29, 2016. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses are 1.79% for Class A shares, 2.54% for Class C shares and 1.54% for the Institutional Class shares per the December 1, 2015 prospectus. Performance figures for periods greater than 1 year are annualized. For performance information current to the most recent month-end, please call 1-877-277-6933.

**	Inception date is October 31, 2007 for Class A and Class C shares. Inception date is March 21, 2012 for Institutional Class shares.

The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses.

The Barclays US Aggregate Bond Index is commonly used as a benchmark by both passive and active investors to measure portfolio performance relative to the U.S. dollar-denominated investment grade fixed-rate taxable bond market. It is also an informational measure of broad market returns commonly applied to fixed income instruments. The index contains approximately 8,200 fixed income issues and is valued at around $15 trillion, representing 43% of the total U.S. bond market.

The Credit Suisse Fixed Income Arbitrage Hedge Fund Index is a subset of the Credit Suisse Hedge Fund IndexSM that measures the aggregate performance of dedicated short bias funds. Fixed income arbitrage funds typically attempt to generate profits by exploiting inefficiencies and price anomalies between related fixed income securities. Funds often seek to limit volatility by hedging out exposure to the market and interest rate risk. Strategies may include leveraging long and short positions in similar fixed income securities that are related either mathematically or economically. The sector includes credit yield curve relative value trading involving interest rate swaps, government securities and futures; volatility trading involving options; and mortgage-backed securities arbitrage (the mortgage-backed market is primarily U.S.-based and over-the-counter).

The PCM Emerald Long/Short Debt HF Index uses an approach selecting the ETFs based upon a multi-factor quantitative approach.

Comparison of the Change in Value of a $10,000 Investment

The Fund’s Asset Classes are as follows:

Asset Class	% of Net Assets
Debt Fund	50.0%
U.S. Treasury	41.9%
Money Market Fund	0.3%
Other, Cash & Cash Equivalents	7.8%
100.0%

Please refer to the Consolidated Portfolio of Investments in this Annual Report for a detailed analysis of the Fund’s holdings.

Arrow Managed Futures Strategy Fund
PORTFOLIO REVIEW (Unaudited)
July 31, 2016

The Fund’s performance figures* for the periods ended July 31, 2016, as compared to its benchmark:

				Annualized
		Annualized	Annualized	Since Inception**-
	One Year	Three Year	Five Year	July 31, 2016
The Arrow Managed Futures Strategy Fund - Class A	6.99%	4.62%	(1.23)%	(0.04)%
The Arrow Managed Futures Strategy Fund - Class A with load	0.80%	2.58%	(2.38)%	(0.98)%
The Arrow Managed Futures Strategy Fund - Class C	6.41%	3.85%	(1.94)%	(0.75)%
The Arrow Managed Futures Strategy Fund - Institutional Class Shares	7.20%	4.91%	N/A	1.76%
A.I. Managed Futures Volatility Index	7.07%	7.08%	6.12%	7.62%
S&P 500 Total Return Index	5.61%	11.16%	13.38%	12.53%
Barclays US Aggregate Bond Index	5.94%	4.23%	3.57%	4.13%
BarclayHedge BTOP50 Index	1.70%	4.80%	1.80%	1.93%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated using the traded NAV on July 29, 2016. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Performance figures for periods greater than 1 year are annualized. The Fund’s total annual operating expenses are 1.74% for Class A shares, 2.49% for Class C shares and 1.49% for the Institutional Class shares per the December 1, 2015 prospectus. For performance information current to the most recent month-end, please call 1-877-277-6933.

**	Inception date is April 30, 2010 for Class A and Class C shares. Inception date is March 21, 2012 for Institutional Class shares.

The A.I. Managed Futures Volatility Index (AIMFV) is a long/short/flat diversified managed futures index. The index is both systematically and quantitatively based index of numerous components that serve as a proxy for exposures to economic sectors related to financial futures, commodity and volatility futures. Elementally AIMFV provides exposure to Managed Futures sectors. This exposure is complimented with innovative overlays that account for multi-factor seasonality, and a focus on efficient access to directional movements inherent in the underlying components of futures contracts.

The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses.

The Barclays US Aggregate Bond Index is commonly used as a benchmark by both passive and active investors to measure portfolio performance relative to the U.S. dollar-denominated investment grade fixed-rate taxable bond market. It is also an informational measure of broad market returns commonly applied to fixed income instruments. The index contains approximately 8,200 fixed income issues and is valued at around $15 trillion, representing 43% of the total U.S. bond market.

The BarclayHedge BTOP50 Index (“BTOP50”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50. In each calendar year the selected trading advisors represent, in aggregate, no less than 50% of the investable assets of the Barclay CTA Universe. To be included in the BTOP50, the following criteria must be met: program must be open for investment; manager must be willing to provide us daily returns; program must have at least two years of trading activity; program’s advisor must have at least three years of operating history; and the BTOP50’s portfolio will be equally weighted among the selected programs at the beginning of each calendar year and will be rebalanced annually.

Comparison of the Change in Value of a $10,000 Investment

The Fund’s Asset Classes are as follows:

Asset Class	% of Net Assets
U.S. Treasury	90.1%
Money Market Fund	9.9%
100.0%

Please refer to the Consolidated Portfolio of Investments in this Annual Report for a detailed analysis of the Fund’s holdings.

Arrow Commodity Strategy Fund
PORTFOLIO REVIEW (Unaudited)
July 31, 2016

The Fund’s performance figures* for the periods ended July 31, 2016, as compared to its benchmark:

				Annualized
		Annualized	Annualized	Since Inception** -
	One Year	Three Year	Five Year	July 31, 2016
The Arrow Commodity Strategy Fund - Class A	(2.62)%	(11.14)%	(11.31)%	(8.81)%
The Arrow Commodity Strategy Fund - Class A with load	(8.24)%	(12.89)%	(12.35)%	(9.77)%
The Arrow Commodity Strategy Fund - Class C	(3.42)%	(11.81)%	(11.99)%	(9.50)%
The Arrow Commodity Strategy Fund - Institutional Class Shares	(2.45)%	(10.93)%	N/A	(11.10)%
Longview Extended Commodity Index	0.41%	(8.62)%	(9.06)%	(6.45)%
S&P 500 Total Return Index	5.61%	11.16%	13.38%	12.67%
A.I. Extended Commodity Index	2.30%	(8.10)%	(8.80)%	(6.24)%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s total annual operating expenses are 2.94% for Class A shares, 3.69% for Class C shares, and 2.69% for Institutional Class shares per the December 1, 2015 prospectus. After fee waivers, the Fund’s total annual operating expenses are 2.08%, 2.83%, and 1.83%, respectively. Performance figures for periods greater than 1 year are annualized. For performance information current to the most recent month-end, please call 1-877-277-6933.

**	Inception date is December 31, 2010 for Class A and Class C shares. Inception date is March 21, 2012 for Institutional Class shares.

Longview Extended Commodity Index (LEX): Provides broad-based commodity exposure across 6 major sectors, represented by 16 components.

The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses.

The A.I. Extended Commodity Index is a diversified commodity index. The index is both systematically and quantitatively based index of numerous components that serve as a proxy for exposures to economic sectors related to commodities.

Comparison of the Change in Value of a $10,000 Investment

The Fund’s Asset Classes are as follows:

Asset Class	% of Net Assets
U.S. Treasury	74.8%
Money Market Fund	7.5%
Exchange Traded Note - Commodity	4.0%
Other / Cash & Cash Equivalents	13.7%
100.0%

Please refer to the Consolidated Portfolio of Investments in this Annual Report for a detailed analysis of the Fund’s holdings.

Arrow DWA Balanced Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
July 31, 2016

Shares		Value
	COMMON STOCKS - 24.6%
	AGRICULTURE - 0.9%
7,949	Altria Group, Inc.	$538,147
5,389	Philip Morris International, Inc.	540,301
10,118	Reynolds American, Inc.	506,507
		1,584,955
	APPAREL - 0.9%
28,598	Nike, Inc. - Class B	1,587,189

	BEVERAGES - 1.9%
8,242	Brown-Forman Corp.	809,282
4,971	Constellation Brands, Inc. - Class A	818,376
16,261	Molson Coors Brewing Co.	1,661,224
		3,288,882
	BUILDING MATERIALS - 1.5%
8,280	Fortune Brands Home & Security, Inc.	523,876
3,855	Martin Marietta Materials, Inc.	781,216
14,336	Masco Corp.	522,977
6,246	Vulcan Materials Co.	774,379
		2,602,448
	CHEMICALS - 0.9%
3,726	Albemarle Corp.	313,617
2,662	Ecolab, Inc.	315,128
2,380	International Flavors & Fragrances, Inc.	317,135
3,007	PPG Industries, Inc.	314,863
1,065	Sherwin-Williams Co./The	319,212
		1,579,955
	COMMERCIAL SERVICES - 2.3%
1,491	Automatic Data Processing, Inc.	132,624
14,658	Cintas Corp.	1,572,364
2,970	Equifax, Inc.	393,406
1,713	Global Payments, Inc.	127,893
2,987	Moody’s Corp.	316,652
7,321	Nielsen Holdings PLC	394,309
3,753	PayPal Holdings, Inc. *	139,762
2,612	S&P Global, Inc.	319,186
2,418	Total System Services, Inc.	123,125
4,635	Verisk Analytics, Inc. *	395,273
6,693	Western Union Co./The	133,860
		4,048,454
	DIVERSIFIED FINANCIAL SERVICES - 0.8%
565	Alliance Data Systems Corp. *	130,865
3,111	CME Group, Inc.	318,069
1,196	Intercontinental Exchange, Inc.	315,983
1,560	MasterCard, Inc. - Class A	148,575
4,475	NASDAQ, Inc.	316,651
1,685	Visa, Inc. - Class A	131,514
		1,361,657

See accompanying notes to consolidated financial statements.

Arrow DWA Balanced Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2016

Shares		Value
	ELECTRIC - 0.6%
2,342	Ameren Corp.	$122,815
2,742	CMS Energy Corp.	123,884
1,555	Consolidated Edison, Inc.	124,524
1,609	Dominion Resources, Inc.	125,534
1,266	DTE Energy Co.	123,460
2,715	Public Service Enterprise Group, Inc.	124,917
1,663	SCANA Corp.	124,625
1,917	WEC Energy Group, Inc.	124,433
		994,192
	ELECTRONICS - 0.3%
7,263	Allegion PLC	525,769

	GAS - 0.2%
5,124	CenterPoint Energy, Inc.	122,566
4,755	NiSource, Inc.	122,013
1,105	Sempra Energy	123,627
		368,206
	HEALTHCARE - SERVICES - 0.9%
2,159	Aetna, Inc.	248,738
2,087	Anthem, Inc.	274,107
3,948	Centene Corp. *	278,532
1,943	Cigna Corp.	250,569
1,524	Humana, Inc.	262,966
1,941	UnitedHealth Group, Inc.	277,951
		1,592,863
	HOUSEWARES - 1.9%
14,540	Leggett & Platt, Inc.	764,368
3,830	Mohawk Industries Inc. *	800,240
32,107	Newell Rubbermaid, Inc.	1,684,333
		3,248,941
	INSURANCE - 0.9%
3,592	Aon PLC	384,595
8,023	Arthur J Gallagher & Co.	394,651
5,957	Marsh & McLennan Cos., Inc.	391,673
3,204	Willis Towers Watson PLC	396,079
		1,566,998
	INTERNET - 1.7%
296	Alphabet, Inc. - Class A *	234,237
304	Alphabet, Inc. - Class C *	233,712
421	Amazon.com, Inc. *	319,459
7,268	eBay, Inc. *	226,471
2,659	Expedia, Inc.	310,172
1,812	Facebook, Inc. - Class A *	224,579
3,595	Netflix, Inc. *	328,044
239	Priceline Group, Inc. *	322,844
4,452	TripAdvisor, Inc. *	311,507
2,717	VeriSign, Inc. *	235,319
5,844	Yahoo!, Inc. *	223,182
		2,969,526

See accompanying notes to consolidated financial statements.

Arrow DWA Balanced Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2016

Shares		Value
	LODGING - 0.9%
15,151	Wynn Resorts Ltd.	$1,484,040

	MEDIA - 0.9%
23,368	Comcast Corp. - Class A	1,571,498

	MINING - 2.8%
148,479	Alcoa, Inc.	1,576,847
122,547	Freeport McMoRan, Inc.	1,588,209
37,163	Newmont Mining Corp.	1,635,172
		4,800,228
	OFFICE & BUSINESS EQUIPMENT - 0.1%
14,440	Xerox Corp.	148,732

	REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.9%
1,605	Federal Realty Investment Trust	272,368
8,348	General Growth Properties, Inc.	266,719
8,544	Kimco Realty Corp.	274,262
2,966	Macerich Co./The	264,686
3,739	Realty Income Corp.	267,226
1,264	Simon Property Group, Inc.	286,979
		1,632,240
	RETAIL - 1.8%
1,862	Advance Auto Parts, Inc.	316,279
6,085	AutoNation, Inc. *	324,635
414	AutoZone, Inc. *	336,984
5,435	CarMax, Inc. *	316,643
9,637	Lowe’s Cos, Inc.	792,932
1,099	O’Reilly Automotive, Inc. *	319,403
5,747	The Home Depot, Inc.	794,465
		3,201,341
	SOFTWARE - 1.5%
19,689	Activision Blizzard, Inc.	790,710
4,080	Akamai Technologies, Inc. *	206,162
10,394	Electronic Arts, Inc. *	793,270
1,649	Fidelity National Information Services, Inc.	131,145
1,304	Fiserv, Inc. *	143,910
2,405	Paychex, Inc.	142,568
3,049	The Dun & Bradstreet Corp.	394,083
		2,601,848

	TOTAL COMMON STOCKS (Cost $37,098,905)	42,759,962

See accompanying notes to consolidated financial statements.

Arrow DWA Balanced Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2016

Shares		Value
	EXCHANGE TRADED FUNDS - 64.9%
	DEBT FUNDS - 27.5%
210,339	iShares 7-10 Year Treasury Bond ETF	$23,783,031
294,781	Vanguard Short-Term Bond ETF	23,906,739
		47,689,770
	EQUITY FUNDS - 25.5%
156,805	iShares Cohen & Steers REIT ETF	17,519,823
122,552	Vanguard Growth ETF	13,505,230
151,159	Vanguard Value ETF	13,208,273
		44,233,326
	FOREIGN INDEX FUNDS - 11.9%
216,409	iShares MSCI Belgium Capped ETF	3,929,987
144,421	iShares MSCI Brazil Capped ETF	4,800,554
151,921	iShares MSCI Canada ETF	3,834,486
160,097	iShares MSCI Netherlands ETF	3,855,136
74,886	iShares MSCI South Korea Capped ETF	4,168,155
		20,588,318

	TOTAL EXCHANGE TRADED FUNDS (Cost $98,568,493)	112,511,414

	SHORT-TERM INVESTMENTS - 8.6%
	MONEY MARKET FUNDS - 8.6%
14,881,727	Fidelity Institutional Money Market Fund - Government Portfolio - Institutional Class to yield 0.38% ^	14,881,727
71,570	Fidelity Institutional Money Market Fund - Money Market Portfolio - Class I to yield 0.34% ^ +	71,570
	TOTAL SHORT-TERM INVESTMENTS (Cost $14,953,297)	14,953,297

	TOTAL INVESTMENTS - 98.1% (Cost $150,620,695) (a)	$170,224,673
	OTHER ASSETS LESS LIABILITIES - 1.9%	3,336,811
	NET ASSETS - 100.0%	$173,561,484

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $150,823,367 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$20,022,985
Unrealized Depreciation:	(621,679)
Net Unrealized Appreciation:	$19,401,306

*	Non-Income producing security.

^	Money market fund; interest rate reflects seven-day effective yield on July 31, 2016.

+	All or a portion of this investment is a holding of the ADWAB Fund Limited.

REITS - Real Estate Investment Trust

See accompanying notes to consolidated financial statements.

Arrow DWA Balanced Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)

July 31, 2016

	FUTURES CONTRACTS

Long			Underlying Face	Unrealized
Contracts	Open Long Futures Contracts ++ ^	Expiration	Amount at Value	Gain / (Loss)
123	Gold	Dec-16	$16,697,250	$284,830
	Net Unrealized Gain from Open Long Futures Contracts			$284,830

++	All or a portion of these contracts are holdings of the ADWAB Fund Limited.

^	All collateral for open futures contracts consists of cash included as Deposits with brokers on the Consolidated Statement of Assets and Liabilities.

See accompanying notes to consolidated financial statements.

Arrow DWA Tactical Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
July 31, 2016

Shares		Value
	EXCHANGE TRADED FUNDS - 81.7%
	EQUITY FUNDS - 81.7%
408,170	Consumer Staples Select Sector SPDR Fund	$22,322,817
223,457	iShares Cohen & Steers REIT ETF	24,966,851
322,913	iShares Edge MSCI USA Quality Factor ETF	21,961,313
264,040	iShares Select Dividend ETF	22,968,840
1,624,677	PowerShares High Yield Equity Dividend Achievers ETF	25,816,117
571,133	PowerShares S&P 500 Low Volatility ETF	24,450,204
255,336	SPDR S&P Dividend ETF	22,032,943
466,705	Utilities Select Sector SPDR ETF	24,324,665
		188,843,750

	TOTAL EXCHANGE TRADED FUNDS (Cost $170,256,615)	188,843,750

	SHORT-TERM INVESTMENT - 17.0%
	MONEY MARKET FUND - 17.0%
39,359,033	Fidelity Institutional Money Market Fund - Money Market Portfolio - Class I to yield 0.35% * + (Cost $39,359,033)	39,359,033

	TOTAL INVESTMENTS - 98.7% (Cost $209,615,648) (a)	$228,202,783
	OTHER ASSETS LESS LIABILITIES - 1.3%	3,016,853
	NET ASSETS - 100.0%	$231,219,636

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $209,725,285 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$18,641,464
Unrealized Depreciation	(163,966)
Net Unrealized Appreciation:	$18,477,498

*	Money market fund; interest rate reflects seven-day effective yield on July, 31 2016.

+	All or a portion of this investment is a holding of the ADWAT Fund Limited.

See accompanying notes to consolidated financial statements.

Arrow DWA Tactical Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)

July 31, 2016

	FUTURES CONTRACTS

Long			Underlying Face	Unrealized
Contracts	Open Long Futures Contracts ++ ^	Expiration	Amount at Value	Gain
292	Gold	Dec-16	$39,639,000	$329,640
41	Silver	Dec-16	$4,190,815	$76,315
	Net Unrealized Gain from Open Long Futures Contracts			$405,955

++	All or a portion of this investment is a holding of the ADWAT Fund Limited.

^	All collateral for open futures contracts consists of cash included as Deposits with brokers on the Consolidated Statement of Assets and Liabilities.

See accompanying notes to consolidated financial statements.

Arrow Alternative Solutions Fund
PORTFOLIO OF INVESTMENTS
July 31, 2016

Shares		Value
	EXCHANGE TRADED FUND - 50.0%
	DEBT FUND - 50.0%
960,283	iShares iBoxx $ High Yield Corporate Bond ETF (Cost $77,167,274)	$82,017,771

	SHORT-TERM INVESTMENTS - 42.2%
	MONEY MARKET FUND - 0.3%
443,853	Fidelity Institutional Money Market Fund - Money Market Portfolio - Select Class to yield 0.25% *	443,853

Principal ($)
	U.S. TREASURY - 41.9% **
55,000,000	United States Treasury Bill, due 8/18/2016, 0.260%	54,993,127
13,800,000	United States Treasury Bill, due 9/22/2016, 0.223%	13,794,418
		68,787,545

	TOTAL SHORT-TERM INVESTMENTS (Cost $69,231,398)	69,231,398

	TOTAL INVESTMENTS - 92.2% (Cost $146,398,672) (a)	$151,249,169
	OTHER ASSETS LESS LIABILITIES - 7.8%	12,902,118
	NET ASSETS - 100.0%	$164,151,287

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $146,398,672 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation	$4,850,497
Unrealized Depreciation	—
Net Unrealized Appreciation	$4,850,497

*	Money market fund; interest rate reflects seven-day effective yield on July 31, 2016.

**	Interest rate represents discount rate at time of purchase.

See accompanying notes to consolidated financial statements.

Arrow Alternative Solutions Fund
PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2016

	Unrealized
	Appreciation/
	Depreciation

CREDIT DEFAULT SWAP CONTRACTS ^

June 2021, Exchange Traded Credit Default Swap to Sell Protection (1) - CDX.NA.HY.26 Maturity 6/20/21 - Counterparty Goldman Sachs, to receive fixed interest of 5% (Notional Amount $39,300,000)(3)

Unrealized Appreciation from Credit Default Swap Contracts	$22,126	(2)

LONG INDEX SWAP CONTRACT ^

Proprietary Index December 2017, Long Custom Financial Futures Index Swap - Deutsche Bank AG, to receive the appreciation of the Index vs. the depreciation of the Index plus 0.70% per annum (Notional Amount $32,690,147)

Unrealized Appreciation from Long Index Swap Contracts	$1,924,613

Net Unrealized Appreciation on Swap Contracts	$1,946,739

^	All collateral for open swaps contracts consists of cash included as Deposits with brokers on the Consolidated Statement of Assets and Liabilities.

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising of the referenced index.

(2)	Consists of premium paid of $1,931,813 and current asset value of $1,953,939. The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See accompanying notes to consolidated financial statements.

Arrow Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
July 31, 2016

Shares		Value
	SHORT-TERM INVESTMENTS - 100.0%
	MONEY MARKET FUND - 9.9%
11,387,761	Fidelity Institutional Money Market Fund - Money Market Portfolio - Class I to yield 0.35% ** ++	$11,387,761

Principal ($)
	U.S. TREASURY - 90.1%
16,000,000	United States Treasury Bills due 8/18/2016, 0.270% * ++	15,997,774
40,000,000	United States Treasury Bills due 9/22/2016, 0.275% *	39,984,767
47,500,000	United States Treasury Bills due 10/20/2016, 0.320% * ++	47,466,458
		103,448,999

	TOTAL SHORT-TERM INVESTMENTS (Cost $114,836,760)	114,836,760

	TOTAL INVESTMENTS - 100.0% (Cost $114,836,760) (a)	$114,836,760
	OTHER ASSETS LESS LIABILITIES - 0.0%	42,254
	NET ASSETS - 100.0%	$114,879,014

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $114,836,760 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation	$—
Unrealized Depreciation	—
Net Unrealized Appreciation	$—

*	Interest rate represents discount rate at time of purchase.

**	Money market fund; interest rate reflects seven-day effective yield on July 31, 2016.

++	All or a portion of this investment is a holding of the Arrow MFS Fund Limited.

See accompanying notes to consolidated financial statements.

Arrow Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2016

Unrealized Appreciation
SWAP CONTRACTS ^ ++
FINANCIAL INDEX SWAP

Price return swap with Societe Generale, S.A., London Branch. The swap provides exposure to the price returns of WMA program of Dunn Capital Management, LLC. (“Dunn”) calculated on a daily basis. Under the terms of the swap, the Advisor has the ability to reset the notional value or the trading level of the Swap as frequently as daily. The swap was effective on September, 30th, 2015 and has a term of five years there from unless earlier terminated. In addition, the swap provides for an annual fee of 0.50% payable to Societe Generale accrued on the notional level of the swap. (Notional Value $53,043,972)
$211,374

COMMODITY INDEX SWAP

Price return swap with Societe Generale, S.A., London Branch. The swap provides exposure to the price returns of WMA program of Dunn Capital Management, LLC. (“Dunn”) calculated on a daily basis. Under the terms of the swap, the Advisor has the ability to reset the notional value or the trading level of the Swap as frequently as daily. The swap was effective on September, 30th, 2015 and has a term of five years there from unless earlier terminated. In addition, the swap provides for an annual fee of 0.50% payable to Societe Generale accrued on the notional level of the swap. (Notional Value $59,897,458)
$447,130

Total Net Unrealized Appreciation on Swap Contracts	$658,504

++	All or a portion of these contracts are holdings of the Arrow MFS Fund Limited.

^	All collateral for open futures/swap contracts consists of cash included as Deposits with brokers on the Consolidated Statement of Assets and Liabilities.

See accompanying notes to consolidated financial statements.

Arrow Commodity Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
July 31, 2016

Shares		Value
	EXCHANGE TRADED NOTE - 4.0%
	COMMODITY FUND - 4.0%
2,300	iPath Bloomberg Commodity Index Total Return ETN * (Cost $53,977)	$53,268

Principal
	SHORT-TERM INVESTMENTS - 7.5%
	MONEY MARKET FUND - 7.5%
97,676	Fidelity Institutional Money Market Fund - Money Market Portfolio - Class I to yield 0.35% *** ++	97,676

Principal
	U.S. TREASURY - 74.8%
1,000,000	United States Treasury Bill due 5/26/2016, 0.20% **	999,601

	TOTAL SHORT-TERM INVESTMENTS (Cost $1,097,277)	1,097,277

	TOTAL INVESTMENTS - 86.3% (Cost $1,151,254) (a)	$1,150,545
	OTHER ASSETS LESS LIABILITIES - 13.7%	185,815
	NET ASSETS - 100.0%	$1,336,360

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $1,151,279 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$—
Unrealized Depreciation:	(734)
Net Unrealized Depreciation:	$(734)

*	Non-Income producing security.

**	Interest rate represents discount rate at time of purchase.

***	Money market fund; interest rate reflects seven-day effective yield on July 31, 2016.

++	All or a portion of this investment is a holding of the ACT Fund Limited.

See accompanying notes to consolidated financial statements.

Arrow Commodity Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2016

	FUTURES CONTRACTS

Long			Underlying Face	Unrealized
Contracts	Open Long Futures Contracts ++ ^	Expiration	Amount at Value	Gain / (Loss)
2	Cocoa	Dec-16	$56,920	$(4,540)
1	Coffee	Dec-16	56,063	6,637
2	Copper Future	Dec-16	111,550	(8,400)
1	Corn Future	Dec-16	17,138	(2,225)
2	Cotton	Dec-16	74,040	12,087
2	Crude Oil Future	Dec-16	87,680	(18,080)
2	Gasoline RBOB	Dec-16	102,598	12,352
2	Gold	Dec-16	271,500	45,333
2	Lean Hogs	Dec-16	43,800	(7,320)
1	Live Cattle	Dec-16	44,960	(3,670)
2	Natural Gas Future	Mar-17	67,200	4,420
1	NY Harbor ULSD Future	Dec-16	57,687	4,939
1	Silver	Dec-16	102,215	14,215
2	Soybean Future	Nov-16	100,300	13,525
2	Wheat Future	Dec-16	43,575	(8,558)
2	World Sugar # 11	Mar-17	43,546	14,538
	Net Unrealized Gain from Open Futures Contracts			$75,253

++	All or a portion of these contracts are holdings of the ACT Fund Limited.

^	All collateral for open futures/swaps contracts consists of cash included as Deposits with brokers on the Consolidated Statement of Assets and Liabilities.

See accompanying notes to consolidated financial statements.

The Arrow Funds
CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
July 31, 2016

			Arrow	Arrow Managed	Arrow
	Arrow DWA	Arrow DWA	Alternative	Futures Strategy	Commodity
	Balanced Fund	Tactical Fund	Solutions Fund	Fund	Strategy Fund
ASSETS
Investment securities:
Investments, At cost	$150,620,695	$209,615,648	$146,398,672	$114,836,760	$1,151,254
Investments, At value	$170,224,673	$228,202,783	$151,249,169	$114,836,760	$1,150,545
Cash	—	—	—	—	—
Deposits with brokers	2,052,824	4,594,624	8,839,450	—	81,108
Unrealized appreciation on swap contracts	—	—	1,946,739	658,504	—
Receivable for Fund shares sold	59,196	79,944	449,584	780,110	—
Receivable for securities sold	5,286,636	1,698,399	—	—	—
Dividends and interest receivable	13,120	20	—	—	—
Due from advisor	—	—	—	22,511	28,485
Variation margin - due from broker	284,830	405,955	—	—	75,253
Swap Premiums Paid	—	—	1,931,813	—	—
Prepaid expenses and other assets	47,326	50,909	29,263	36,098	30,116
TOTAL ASSETS	177,968,605	235,032,634	164,446,018	116,333,983	1,365,507

LIABILITIES
Payable for investments purchased	3,886,733	—	—	—	—
Due to Broker	—	—	—	866,785	—
Payable for Fund shares repurchased	196,918	3,431,499	107,074	457,649	—
Investment advisory fees payable	146,304	198,974	103,494	79,100	—
Distribution (12b-1) fees payable	77,210	60,284	3,782	12,573	743
Accrued expenses and other liabilities	62,593	77,436	51,288	28,597	27,546
Payable to related parties	37,363	44,805	29,093	10,265	858
TOTAL LIABILITIES	4,407,121	3,812,998	294,731	1,454,969	29,147
NET ASSETS	$173,561,484	$231,219,636	$164,151,287	$114,879,014	$1,336,360

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	$164,542,210	$215,384,216	$155,986,958	$132,827,258	$7,468,808
Accumulated net investment income (loss)	(1,461,466)	492,522	839,579	7,424,265	(508,583)
Accumulated net realized loss from security transactions, futures contracts,purchased options and swap contracts	(9,408,068)	(3,650,192)	527,514	(26,031,013)	(5,698,409)
Net unrealized appreciation (depreciation) of investments, futures contracts,and swap contracts	19,888,808	18,993,090	6,797,236	658,504	74,544
NET ASSETS	$173,561,484	$231,219,636	$164,151,287	$114,879,014	$1,336,360

See accompanying notes to consolidated financial statements.

The Arrow Funds
CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES (Continued)
July 31, 2016

					Arrow		Arrow
			Arrow		Managed		Commodity
	Arrow DWA	Arrow DWA	Alternative		Futures Strategy		Strategy
	Balanced Fund	Tactical Fund	Solutions Fund		Fund		Fund
Net Asset Value Per Share:
Class A Shares:
Net Assets	$68,999,591	$54,137,208	$14,835,405		$45,617,921		$784,917
Shares of beneficial interest outstanding	5,358,807	5,200,434	1,669,422		4,733,792		140,956
Net asset value (Net assets ÷ Shares outstanding), and redemption price per share (a)	$12.88	$10.41	$8.89		$9.64		$5.57
Maximum offering price per share (maximum sales charges of 5.75%) (b)	$13.67	$11.05	$9.43		$10.23		$5.91

Class C Shares:
Net Assets	$81,689,451	$61,576,348	$2,276,937		$5,215,038		$98,514
Shares of beneficial interest outstanding	6,685,526	6,238,711	267,366		561,438		18,366
Net asset value (Net assets ÷ Shares outstanding), offering price and redemption price per share(a)	$12.22	$9.87	$8.52		$9.29	(c)	$5.36

Institutional Class Shares:
Net Assets	$22,872,442	$115,506,080	$147,038,945		$64,046,055		$452,929
Shares of beneficial interest outstanding	1,762,448	11,044,901	16,403,693		6,578,588		81,177
Net asset value (Net assets ÷ Shares outstanding), offering price and redemption price per share(a)	$12.98	$10.46	$8.96	(c)	$9.74	(c)	$5.58

(a)	For each of the Funds, except Arrow Alternative Solutions Fund, redemptions of shares held less than 30 days may be assessed a redemption fee of 1.00%.

(b)	For certain purchases of $1 million or more, a 1% contingent deferred sales charge may apply to redemptions made within 18 months of purchase, where the maximum sales charge of 5.75% is waived at the time of purchase.

(c)	The NAV and offering price shown above differs from the traded NAV on July 29, 2016 due to financial statement rounding and/or financial statement adjustments.

See accompanying notes to consolidated financial statements.

The Arrow Funds
CONSOLIDATED STATEMENTS OF OPERATIONS
For the Year Ended July 31, 2016

					Arrow
			Arrow	Arrow Managed	Commodity
	Arrow DWA	Arrow DWA	Alternative	Futures Strategy	Strategy
	Balanced Fund	Tactical Fund	Solutions Fund	Fund	Fund
INVESTMENT INCOME
Dividends from unaffiliated companies	$3,037,541	$4,253,751	$2,049,042	$—	$—
Dividends from affiliated companies	67,914	—	—	—	—
Interest	22,092	47,750	143,341	120,841	1,429
TOTAL INVESTMENT INCOME	3,127,547	4,301,501	2,192,383	120,841	1,429

EXPENSES
Investment advisory fees	1,932,427	2,261,373	910,733	489,258	26,216
Distribution (12b-1) fees, Class A	197,655	149,100	32,429	35,759	2,314
Distribution (12b-1) fees, Class C	871,091	614,586	20,457	21,528	1,081
Non 12b-1 shareholder servicing	141,844	212,471	29,373	11,417	4,212
Administrative services fees	107,954	121,489	63,513	25,077	3,658
Transfer agent fees	69,301	74,380	47,688	17,266	4,732
Registration fees	58,125	63,963	51,178	48,148	50,138
Accounting services fees	54,534	59,767	30,715	13,892	904
Printing and postage expenses	45,525	51,806	17,502	10,738	2,190
Professional fees	43,144	41,659	46,094	35,870	17,999
Custodian fees	21,696	25,452	17,490	12,994	6,097
Compliance officer fees	9,178	14,014	5,556	2,371	193
Trustees’ fees and expenses	7,440	5,404	4,154	6,517	4,431
Insurance expense	6,112	6,597	2,709	583	137
Interest expense	—	4,655	—	—	—
Other expenses	1,326	1,490	3,762	2,057	1,840
TOTAL EXPENSES	3,567,352	3,708,206	1,283,353	733,475	126,142
Less: Fees waived/reimbursed	—	—	—	—	(65,732)
Plus: Recaptured fee waivers/reimbursements	—	—	5,098	—	—
NET EXPENSES	3,567,352	3,708,206	1,288,451	733,475	60,410

NET INVESTMENT INCOME (LOSS)	(439,805)	593,295	903,932	(612,634)	(58,981)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Security transactions, unaffiliated companies	(7,202,607)	6,338,734	(636,194)	95	(18,651)
Security transactions, affiliated companies	(211,417)	—	—	—	—
Gain distributions from underlying investment companies	17,669	41,591	—	—	—
Futures contracts	530,959	1,137,404	1,975,531	79,370	(1,443,300)
Option contracts	(1,483,750)	—	—	—	—
Swap contracts	—	—	1,934,531	6,919,168	—
	(8,349,146)	7,517,729	3,273,868	6,998,633	(1,461,951)
Net change in unrealized appreciation (depreciation) of:
Securities, unaffiliated companies	5,400,299	(8,239,856)	4,850,497	—	3,472
Securities, affiliated companies	(149,487)	—	—	—	—
Futures contracts	(14,926)	(110,310)	(39,377)	(22,053)	1,213,216
Swap contracts	—	—	2,149,123	658,504	—
	5,235,886	(8,350,166)	6,960,243	636,451	1,216,688
NET REALIZED AND UNREALIZED GAIN (LOSS)	(3,113,260)	(832,437)	10,234,111	7,635,084	(245,263)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(3,553,065)	$(239,142)	$11,138,043	$7,022,450	$(304,244)

See accompanying notes to consolidated financial statements.

Arrow DWA Balanced Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	July 31, 2016	July 31, 2015
FROM OPERATIONS
Net investment loss	$(439,805)	$(283,629)
Net realized gain/(loss) from securities, futures transactions, and option contracts	(8,349,146)	21,011,925
Net change in unrealized appreciation (depreciation) of securities and futures contracts	5,235,886	(8,499,356)
Net increase/(decrease) in net assets resulting from operations	(3,553,065)	12,228,940

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	—	(652,694)
Institutional Class	—	(247,466)
From net realized gains:
Class A	(4,412,992)	(12,275,540)
Class C	(5,062,597)	(12,751,447)
Institutional Class	(1,501,943)	(4,972,918)
Net decrease in net assets from distributions to shareholders	(10,977,532)	(30,900,065)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	3,042,474	6,433,250
Class C	2,823,809	5,488,578
Institutional Class	5,139,341	16,219,691
Net asset value of shares issued in reinvestment of distributions:
Class A	3,819,824	11,062,141
Class C	4,482,203	11,243,026
Institutional Class	1,080,281	4,046,721
Redemption fee proceeds:
Class A	78	339
Class C	85	348
Institutional Class	27	131
Payments for shares redeemed:
Class A	(28,719,375)	(40,025,646)
Class C	(20,026,482)	(22,564,542)
Institutional Class	(16,384,190)	(26,017,758)
Net decrease in net assets from shares of beneficial interest	(44,741,925)	(34,113,721)
TOTAL DECREASE IN NET ASSETS	(59,272,522)	(52,784,846)

NET ASSETS
Beginning of Year	232,834,006	285,618,852
End of Year *	$173,561,484	$232,834,006
* Includes accumulated net investment loss of:	$(1,461,466)	$(1,015,253)

See accompanying notes to consolidated financial statements.

Arrow DWA Balanced Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	July 31, 2016	July 31, 2015
SHARE ACTIVITY - Class A
Shares Sold	241,889	459,828
Shares Reinvested	308,050	827,385
Shares Redeemed	(2,300,548)	(2,826,064)
Net decrease in shares of beneficial interest outstanding	(1,750,609)	(1,538,851)
SHARE ACTIVITY - Class C
Shares Sold	234,824	406,519
Shares Reinvested	379,205	872,906
Shares Redeemed	(1,682,355)	(1,675,443)
Net decrease in shares of beneficial interest outstanding	(1,068,326)	(396,018)

SHARE ACTIVITY - Institutional Class
Shares Sold	406,405	1,132,181
Shares Reinvested	86,561	301,544
Shares Redeemed	(1,302,472)	(1,840,368)
Net decrease in shares of beneficial interest outstanding	(809,506)	(406,643)

See accompanying notes to consolidated financial statements.

Arrow DWA Tactical Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	July 31, 2016	July 31, 2015
FROM OPERATIONS
Net investment income	$593,295	$330,046
Net realized gain from security and futures transactions	7,517,729	7,958,768
Net change in unrealized appreciation (depreciation) of securities and futures contracts	(8,350,166)	9,781,804
Net increase/(decrease) in net assets resulting from operations	(239,142)	18,070,618

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	—	—
Class C	—	—
Institutional Class	—	(124,782)
From net realized gains:
Class A	(3,671,191)	(348,963)
Class C	(3,860,011)	(156,060)
Institutional Class	(5,818,373)	(601,712)
Net decrease in net assets from distributions to shareholders	(13,349,575)	(1,231,517)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	9,347,188	19,626,399
Class C	7,161,778	16,414,772
Institutional Class	60,884,436	50,664,946
Net asset value of shares issued in reinvestment of distributions:
Class A	3,351,189	312,455
Class C	3,581,301	143,818
Institutional Class	4,897,223	632,499
Redemption fee proceeds:
Class A	1,013	777
Class C	1,026	654
Institutional Class	1,779	1,025
Payments for shares redeemed:
Class A	(28,284,112)	(31,249,492)
Class C	(14,296,762)	(10,883,485)
Institutional Class	(53,633,580)	(41,503,156)
Net increase/(decrease) in net assets from shares of beneficial interest	(6,987,521)	4,161,212

TOTAL INCREASE (DECREASE) IN NET ASSETS	(20,576,238)	21,000,313

NET ASSETS
Beginning of Year	251,795,874	230,795,561
End of Year *	$231,219,636	$251,795,874
* Includes accumulated net investment income of:	$492,522	$215

See accompanying notes to consolidated financial statements.

Arrow DWA Tactical Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	July 31, 2016	July 31, 2015
SHARE ACTIVITY - Class A
Shares Sold	921,302	1,804,419
Shares Reinvested	341,262	28,200
Shares Redeemed	(2,829,678)	(2,904,665)
Net decrease in shares of beneficial interest outstanding	(1,567,114)	(1,072,046)
SHARE ACTIVITY - Class C
Shares Sold	749,283	1,562,720
Shares Reinvested	383,027	13,491
Shares Redeemed	(1,503,906)	(1,041,700)
Net increase (decrease) in shares of beneficial interest outstanding	(371,596)	534,511

SHARE ACTIVITY - Institutional Class
Shares Sold	6,208,777	4,674,816
Shares Reinvested	497,180	57,033
Shares Redeemed	(5,404,010)	(3,818,836)
Net increase in shares of beneficial interest outstanding	1,301,947	913,013

See accompanying notes to consolidated financial statements.

Arrow Alternative Solutions Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	July 31, 2016	July 31, 2015
FROM OPERATIONS
Net investment income	$903,932	$188,557
Net realized gain from security transactions, futures contracts and swap contracts	3,273,868	426,112
Net change in unrealized appreciation of securities, foreign currency translations, futures contracts and swap contracts	6,960,243	251,351
Net increase in net assets resulting from operations	11,138,043	866,020

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(73,759)	(56,058)
Class C	(6,528)	(4,700)
Institutional Class	(825,760)	(137,175)
Net decrease in net assets from distributions to shareholders	(906,047)	(197,933)
FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	23,530,436	5,622,507
Class C	1,181,130	242,523
Institutional Class	158,548,281	15,310,438
Net asset value of shares issued in reinvestment of distributions:
Class A	60,751	41,226
Class C	6,174	4,145
Class I	401,168	68,963
Redemption fee proceeds:
Class A	2	—
Class C	—	—
Institutional Class	15	—
Payments for shares redeemed:
Class A	(17,768,957)	(5,651,786)
Class C	(442,136)	(279,777)
Institutional Class	(42,062,449)	(8,701,748)
Net increase in net assets from shares of beneficial interest	123,454,415	6,656,491

TOTAL INCREASE IN NET ASSETS	133,686,411	7,324,578

NET ASSETS
Beginning of Year	30,464,876	23,140,298
End of Year *	$164,151,287	$30,464,876
* Includes accumulated net investment income (loss) of:	$839,579	$(226,017)

See accompanying notes to consolidated financial statements.

Arrow Alternative Solutions Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	July 31, 2016	July 31, 2015
SHARE ACTIVITY - Class A
Shares Sold	2,811,742	691,320
Shares Reinvested	6,972	5,075
Shares Redeemed	(2,120,758)	(700,781)
Net increase (decrease) in shares of beneficial interest outstanding	697,956	(4,386)
SHARE ACTIVITY - Class C
Shares Sold	146,147	31,154
Shares Reinvested	739	530
Shares Redeemed	(54,685)	(35,952)
Net increase (decrease) in shares of beneficial interest outstanding	92,201	(4,268)

SHARE ACTIVITY - Institutional Class
Shares Sold	18,747,238	1,867,868
Shares Reinvested	45,627	8,433
Shares Redeemed	(4,951,840)	(1,072,834)
Net increase in shares of beneficial interest outstanding	13,841,025	803,467

See accompanying notes to consolidated financial statements.

Arrow Managed Futures Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	July 31, 2016	July 31, 2015
FROM OPERATIONS
Net investment loss	$(612,634)	$(198,774)
Net realized gain from security transactions, futures contracts and swap contracts	6,998,633	1,112,799
Net change in unrealized appreciation of securities, future contracts and swap contracts	636,451	17,557
Net increase in net assets resulting from operations	7,022,450	931,582

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(25,861)	—
Class C	(8,907)	—
Class I	(746,672)	—
Net decrease in net assets from distributions to shareholders	(781,440)	—

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	48,879,115	1,190,257
Class C	4,276,721	33,037
Institutional Class	60,885,060	2,514,397
Net asset value of shares issued in reinvestment of distributions:
Class A	21,590	—
Class C	8,772	—
Class I	746,284	—
Redemption fee proceeds:
Class A	862	28
Class C	100	12
Institutional Class	1,838	31
Payments for shares redeemed:
Class A	(7,144,349)	(3,996,569)
Class C	(369,266)	(367,441)
Institutional Class	(2,580,797)	(10,420,682)
Net increase/(decrease) in net assets from shares of beneficial interest	104,725,930	(11,046,930)

TOTAL INCREASE (DECREASE) IN NET ASSETS	110,966,940	(10,115,348)

NET ASSETS
Beginning of Year	3,912,074	14,027,422
End of Year *	$114,879,014	$3,912,074
* Includes accumulated net investment Income (loss) of:	$7,424,265	$(329,796)

See accompanying notes to consolidated financial statements.

Arrow Managed Futures Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	July 31, 2016	July 31, 2015
SHARE ACTIVITY - Class A
Shares Sold	5,335,954	132,190
Shares Reinvested	2,493	—
Shares Redeemed	(793,163)	(481,797)
Net increase/(decrease) in shares of beneficial interest outstanding	4,545,284	(349,607)

SHARE ACTIVITY - Class C
Shares Sold	485,223	3,892
Shares Reinvested	1,047	—
Shares Redeemed	(42,472)	(45,087)
Net increase/(decrease) in shares of beneficial interest outstanding	443,798	(41,195)

SHARE ACTIVITY - Institutional Class
Shares Sold	6,643,126	309,035
Shares Reinvested	85,387	—
Shares Redeemed	(275,829)	(1,227,257)
Net increase (decrease) in shares of beneficial interest outstanding	6,452,684	(918,222)

See accompanying notes to consolidated financial statements.

Arrow Commodity Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	July 31, 2016	July 31, 2015
FROM OPERATIONS
Net investment loss	$(58,981)	$(136,680)
Net realized loss from security transactions and futures contracts	(1,461,951)	(1,448,468)
Net change in unrealized appreciation (depreciation) of securities and futures contracts	1,216,688	(1,127,005)
Net decrease in net assets resulting from operations	(304,244)	(2,712,153)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	—	(59,806)
Class C	—	(4,932)
Institutional Class	—	(130,366)
Net decrease in net assets from distributions to shareholders	—	(195,104)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	252,148	674,458
Class C	51,100	42,333
Institutional Class	352,527	4,891,578
Net asset value of shares issued in reinvestment of distributions:
Class A	—	57,569
Class C	—	4,262
Institutional Class	—	129,290
Redemption fee proceeds:
Class A	1	43
Class C	1	2
Institutional Class	5	37
Payments for shares redeemed:
Class A	(767,053)	(7,944,270)
Class C	(54,088)	(108,889)
Institutional Class	(3,216,269)	(506,942)
Net decrease in net assets from shares of beneficial interest	(3,381,628)	(2,760,529)

TOTAL DECREASE IN NET ASSETS	(3,685,872)	(5,667,786)
NET ASSETS
Beginning of Year	5,022,232	10,690,018
End of Year *	$1,336,360	$5,022,232
* Includes accumulated net investment loss of:	$(508,583)	$(547,061)

See accompanying notes to consolidated financial statements.

Arrow Commodity Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	July 31, 2016	July 31, 2015
SHARE ACTIVITY - Class A
Shares Sold	45,632	93,862
Shares Reinvested	—	8,762
Shares Redeemed	(142,124)	(1,057,667)
Net decrease in shares of beneficial interest outstanding	(96,492)	(955,043)
SHARE ACTIVITY - Class C
Shares Sold	9,477	5,605
Shares Reinvested	—	665
Shares Redeemed	(10,349)	(17,082)
Net decrease in shares of beneficial interest outstanding	(872)	(10,812)

SHARE ACTIVITY - Institutional Class
Shares Sold	63,160	615,651
Shares Reinvested	—	19,679
Shares Redeemed	(603,882)	(75,364)
Net increase/(decrease) in shares of beneficial interest outstanding	(540,722)	559,966

See accompanying notes to consolidated financial statements.

Arrow DWA Balanced Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
Class A Shares	2016	2015	2014	2013	2012
Net asset value, beginning of year	$13.59	$14.65	$13.75	$12.31	$12.55
Activity from investment operations:
Net investment income (1)	0.01	0.02	0.08	0.05	0.02
Net realized and unrealized gain (loss) on investments	(0.02)	0.67	0.82	1.39	(0.26)
Total from investment operations	(0.01)	0.69	0.90	1.44	(0.24)
Paid-in-capital from redemption fees (3)	0.00	0.00	0.00	0.00	0.00
Less distributions from:
Net investment income	—	(0.09)	—	—	(0.00	) (3)
Net realized gains	(0.70)	(1.66)	—	—	—
Total distributions	(0.70)	(1.75)	—	—	(0.00	) (3)
Net asset value, end of year	$12.88	$13.59	$14.65	$13.75	$12.31
Total return (2)	0.12%	4.89%	6.55%	11.70%	(1.89)%
Net assets, end of year (000s)	$69,000	$96,648	$126,734	$146,164	$174,565
Ratio of expenses to average net assets (4)	1.55%	1.51%	1.54%	1.55%	1.55%
Ratio of net investment income to average net assets (4)(5)	0.07%	0.17%	0.52%	0.39%	0.13%
Portfolio Turnover Rate	84%	100%	106%	72%	112%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Amount represents less than $0.01 per share.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to consolidated financial statements.

Arrow DWA Balanced Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
Class C Shares	2016	2015	2014	2013	2012
Net asset value, beginning of year	$13.03	$14.11	$13.34	$12.04	$12.36
Activity from investment operations:
Net investment loss (1)	(0.08)	(0.08)	(0.04)	(0.04)	(0.07)
Net realized and unrealized gain (loss) on investments	(0.03)	0.64	0.81	1.34	(0.25)
Total from investment operations	(0.11)	0.56	0.77	1.30	(0.32)
Paid-in-capital from redemption fees (3)	0.00	0.00	0.00	0.00	0.00
Less distributions from:
Net realized gains	(0.70)	(1.64)	—	—	—
Total distributions	(0.70)	(1.64)	—	—	—
Net asset value, end of year (000s)	$12.22	$13.03	$14.11	$13.34	$12.04
Total return (2)	(0.67)%	4.11%	5.77%	10.80%	(2.59)%
Net assets, end of year	$81,689	$101,044	$115,015	$117,992	$123,257
Ratio of expenses to average net assets (4)	2.30%	2.26%	2.29%	2.30%	2.30%
Ratio of net investment loss to average net assets (4)(5)	(0.66)%	(0.59)%	(0.26)%	(0.36)%	(0.62)%
Portfolio Turnover Rate	84%	100%	106%	72%	112%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Amount represents less than $0.01 per share.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to consolidated financial statements.

Arrow DWA Balanced Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year	Year	Year	Year	Period
	Ended	Ended	Ended	Ended	Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
Institutional Class Shares	2016	2015	2014	2013	2012 (1)
Net asset value, beginning of period	$13.66	$14.73	$13.79	$12.32	$12.44
Activity from investment operations:
Net investment income (2)	0.04	0.06	0.10	0.09	0.04
Net realized and unrealized gain (loss) on investments	(0.02)	0.66	0.84	1.38	(0.16)
Total from investment operations	0.02	0.72	0.94	1.47	(0.12)
Paid-in-capital from redemption fees (6)	0.00	0.00	0.00	0.00	0.00
Less distributions from:
Net investment income	—	(0.08)	—	—	—
Net realized gains	(0.70)	(1.71)	—	—	—
Total distributions	(0.70)	(1.79)	—	—	—
Net asset value, end of period	$12.98	$13.66	$14.73	$13.79	$12.32
Total return (3)	0.35%	5.12%	6.82%	11.93%	(0.96	)% (5)
Net assets, end of period (000s)	$22,872	$35,142	$43,870	$24,768	$20,202
Ratio of expenses to average net assets (7)	1.30%	1.26%	1.29%	1.30%	1.30	% (4)
Ratio of net investment income to average net assets (7)(8)	0.31%	0.42%	0.72%	0.67%	0.94	% (4)
Portfolio Turnover Rate	84%	100%	106%	72%	112	% (5)

(1)	The Institutional Class shares of the Arrow DWA Balanced Fund commenced operations on March 21, 2012.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	Annualized.

(5)	Not annualized.

(6)	Amount represents less than $0.01 per share.

(7)	Does not include the expenses of other investment companies in which the Fund invests.

(8)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to consolidated financial statements.

Arrow DWA Tactical Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
Class A Shares	2016	2015	2014	2013	2012
Net asset value, beginning of year	$11.01	$10.24	$9.39	$8.17	$9.62
Activity from investment operations:
Net investment income (1)	0.03	0.03	0.03	0.08	0.03
Net realized and unrealized gain (loss) on investments	(0.02)	0.79	0.82	1.29	(0.92)
Total from investment operations	0.01	0.82	0.85	1.37	(0.89)
Paid-in-capital from redemption fees (3)	0.00	0.00	0.00	0.00	0.00
Less distributions from:
Net investment income	—	—	—	(0.15)	—
Net realized gains	(0.61)	(0.05)	—	—	(0.56)
Total distributions	(0.61)	(0.05)	—	(0.15)	(0.56)
Net asset value, end of year	$10.41	$11.01	$10.24	$9.39	$8.17
Total return (2)	0.42%	7.99%	9.05%	16.99%	(9.03)%
Net assets, end of year (000s)	$54,137	$74,537	$80,265	$87,783	$97,363
Ratio of expenses to average net assets (4)	1.55%	1.54%	1.56%	1.65%	1.62%
Ratio of net investment income to average net assets (4)(5)	0.30%	0.24%	0.27%	0.94%	0.41%
Portfolio Turnover Rate	169%	127%	123%	151%	262%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Amount represents less than $0.01 per share.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to consolidated financial statements.

Arrow DWA Tactical Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
Class C Shares	2016	2015	2014	2013	2012
Net asset value, beginning of year	$10.55	$9.86	$9.12	$7.94	$9.43
Activity from investment operations:
Net investment income (loss) (1)	(0.04)	(0.05)	(0.05)	0.02	(0.03)
Net realized and unrealized gain (loss) on investments	(0.03)	0.77	0.79	1.24	(0.90)
Total from investment operations	(0.07)	0.72	0.74	1.26	(0.93)
Paid-in-capital from redemption fees (3)	0.00	0.00	0.00	0.00	0.00
Less distributions from:
Net investment income	—	—	—	(0.08)	—
Net realized gains	(0.61)	(0.03)	—	—	(0.56)
Total distributions	(0.61)	(0.03)	—	(0.08)	(0.56)
Net asset value, end of year	$9.87	$10.55	$9.86	$9.12	$7.94
Total return (2)	(0.34)%	7.25%	8.11%	16.09%	(9.66)%
Net assets, end of year (000s)	$61,576	$69,749	$59,926	$46,823	$52,697
Ratio of expenses to average net assets (4)	2.30%	2.29%	2.31%	2.40%	2.37%
Ratio of net investment income (loss) to average net assets (4)(5)	(0.40)%	(0.53)%	(0.50)%	0.25%	(0.33)%
Portfolio Turnover Rate	169%	127%	123%	151%	262%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Amount represents less than $0.01 per share.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to consolidated financial statements.

Arrow DWA Tactical Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year	Year	Year	Year	Period
	Ended	Ended	Ended	Ended	Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
Institutional Class Shares	2016	2015	2014	2013	2012 (1)
Net asset value, beginning of period	$11.03	$10.26	$9.39	$8.18	$8.15
Activity from investment operations:
Net investment income (2)	0.07	0.05	0.05	0.09	0.04
Net realized and unrealized gain (loss) on investments	(0.03)	0.80	0.82	1.30	(0.01)
Total from investment operations	0.04	0.85	0.87	1.39	0.03
Paid-in-capital from redemption fees	0.00 (8)	0.00 (8)	0.00 (8)	0.00 (8)	0.00
Less distributions from:
Net investment income	—	(0.01)	—	(0.18)	—
Net realized gains	(0.61)	(0.07)	—	—	—
Total distributions	(0.61)	(0.08)	—	(0.18)	—
Net asset value, end of period	$10.46	$11.03	$10.26	$9.39	$8.18
Total return (3)	0.70%	8.28%	9.26%	17.31%	0.37	% (5)
Net assets, end of period (000s)	$115,506	$107,510	$90,604	$41,106	$26,922
Ratio of expenses to average net assets (6)	1.30%	1.29%	1.32%	1.40%	1.37	% (4)
Ratio of net investment income to average net assets (6)(7)	0.64%	0.48%	0.50%	1.10%	1.43	% (4)
Portfolio Turnover Rate	169%	127%	123%	151%	262	% (5)

(1)	The Institutional Class shares of the Arrow DWA Tactical Fund commenced operations on March 21, 2012.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	Annualized.

(5)	Not annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Amount represents less than $0.01 per share.

See accompanying notes to consolidated financial statements.

Arrow Alternative Solutions Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
	July 31,	July 31,	July 31,	July 31,		July 31,
Class A Shares	2016	2015	2014	2013		2012
Net asset value, beginning of year	$8.19	$7.93	$8.12	$8.19		$8.69
Activity from investment operations:
Net investment income (loss) (1)	0.03	0.06	(0.01)	(0.00	) (4)	0.01
Net realized and unrealized gain (loss) on investments	0.71	0.26	(0.18)	(0.07)		(0.36)
Total from investment operations	0.74	0.32	(0.19)	(0.07)		(0.35)
Paid-in-capital from redemption fees	0.00 (4)	—	0.00 (4)	0.00	(4)	0.00 (4)
Less distributions from:
Net investment income	(0.04)	(0.06)	—	—		(0.15)
Total distributions	(0.04)	(0.06)	—	—		(0.15)
Net asset value, end of year	$8.89	$8.19	$7.93	$8.12		$8.19
Total return (2)	9.10%	4.03%	(2.34)%	(0.85)%		(4.05)%
Net assets, end of year (000s)	$14,835	$7,954	$7,738	$6,257		$14,828
Ratio of gross expenses to average net assets (3)(5)	1.26%	1.65%	2.44%	2.03%		1.86%
Ratio of net expenses to average net assets (5)	1.26%	1.63%	2.44%	2.03%		1.86%
Ratio of net investment income (loss) to average net assets (5)(6)	0.38%	0.73%	(0.17)%	(0.02)%		0.16%
Portfolio Turnover Rate	71%	480%	800%	28%		25%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(4)	Amount represents less than $0.01 per share.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to consolidated financial statements.

Arrow Alternative Solutions Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year	Year		Year	Year	Year
	Ended	Ended		Ended	Ended	Ended
	July 31,	July 31,		July 31,	July 31,	July 31,
Class C Shares	2016	2015		2014	2013	2012
Net asset value, beginning of year	$7.89	$7.67		$7.91	$8.04	$8.49
Activity from investment operations:
Net investment loss (1)	(0.03)	(0.00	) (4)	(0.09)	(0.06)	(0.04)
Net realized and unrealized gain (loss) on investments	0.68	0.25		(0.15)	(0.07)	(0.36)
Total from investment operations	0.65	0.25		(0.24)	(0.13)	(0.40)
Paid-in-capital from redemption fees	—	—		0.00 (4)	0.00 (4)	0.00 (4)
Less distributions from:
Net investment income	(0.02)	(0.03)		—	—	(0.05)
Total distributions	(0.02)	(0.03)		—	—	(0.05)
Net asset value, end of year	$8.52	$7.89		$7.67	$7.91	$8.04
Total return (2)	8.30%	3.22%		(3.03)%	(1.62)%	(4.74)%
Net assets, end of year (000s)	$2,277	$1,382		$1,375	$1,390	$2,086
Ratio of gross expenses to average net assets (3)(5)	2.01%	2.40%		3.19%	2.78%	2.61%
Ratio of net expenses to average net assets (5)	2.01%	2.38%		3.19%	2.78%	2.61%
Ratio of net investment loss to average net assets (5)(6)	(0.34)%	(0.04)%		(1.17)%	(0.76)%	(0.43)%
Portfolio Turnover Rate	71%	480%		800%	28%	25%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(4)	Amount represents less than $0.01 per share.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to consolidated financial statements.

Arrow Alternative Solutions Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year	Year	Year	Year	Period
	Ended	Ended	Ended	Ended	Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
Institutional Class Shares	2016	2015	2014	2013	2012 (1)
Net asset value, beginning of period	$8.25	$7.97	$8.15	$8.20	$8.34
Activity from investment operations:
Net investment income (2)	0.07	0.07	0.11	0.02	0.01
Net realized and unrealized gain (loss) on investments	0.69	0.28	(0.29)	(0.07)	(0.15)
Total from investment operations	0.76	0.35	(0.18)	(0.05)	(0.14)
Paid-in-capital from redemption fees	0.00 (6)	—	0.00 (6)	0.00 (6)	0.00	(6)
Less distributions from:
Net investment income	(0.05)	(0.07)	—	—	—
Total distributions	(0.05)	(0.07)	—	—	—
Net asset value, end of period	$8.96	$8.25	$7.97	$8.15	$8.20
Total return (3)	9.24%	4.41%	(2.21)%	(0.61)%	(1.68	)% (5)
Net assets, end of period (000s)	$147,039	$21,129	$14,027	$768	$1,330
Ratio of gross expenses to average net assets (7)	1.01%	1.40%	2.19%	1.76%	1.61	% (4)
Ratio of net expenses to average net assets (7)	1.01%	1.38%	2.19%	1.76%	1.61	% (4)
Ratio of net investment income to average net assets (7)(8)	0.81%	0.87%	1.36%	0.25%	0.51	% (4)
Portfolio Turnover Rate	71%	480%	800%	28%	25	% (5)

(1)	The Institutional Class shares of the Arrow Alternative Solutions Fund commenced operations on March 21, 2012.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	Annualized.

(5)	Not annualized.

(6)	Amount represents less than $0.01 per share.

(7)	Does not include the expenses of other investment companies in which the Fund invests.

(8)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to consolidated financial statements.

Arrow Managed Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
Class A Shares	2016	2015	2014	2013	2012
Net asset value, beginning of year	$9.12	$8.04	$8.52	$8.77	$10.40
Activity from investment operations:
Net investment loss (1)	(0.11)	(0.21)	(0.18)	(0.13)	(0.14)
Net realized and unrealized gain (loss) on investments	0.74	1.29	(0.30)	(0.12)	(1.47)
Total from investment operations	0.63	1.08	(0.48)	(0.25)	(1.61)
Paid-in-capital from redemption fees (4)	0.00	0.00	0.00	0.00	0.00
Less distributions from:
Net investment income	(0.11)	—	—	—	(0.02)
Total distributions	(0.11)	—	—	—	(0.02)
Net asset value, end of year	$9.64	$9.12	$8.04	$8.52	$8.77
Total return (2)	5.70%	13.43%	(5.63)%	(2.85)%	(15.49)%
Net assets, end of year (000s)	$45,618	$1,718	$4,325	$23,539	$84,665
Ratio of gross expenses to average net assets (3)	1.40%	2.52%	2.16%	1.67%	1.50%
Ratio of net expenses to average net assets	1.40%	2.52%	2.16%	1.67%	1.50%
Ratio of net investment loss to average net assets	(1.20)%	(2.51)%	(2.12)%	(1.54)%	(1.44)%
Portfolio Turnover Rate	0%	0%	175%	70%	35%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(4)	Amount represents less than $0.01 per share.

See accompanying notes to consolidated financial statements.

Arrow Managed Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
Class C Shares	2016	2015	2014	2013	2012
Net asset value, beginning of year	$8.80	$7.82	$8.36	$8.66	$10.33
Activity from investment operations:
Net investment loss (1)	(0.19)	(0.27)	(0.24)	(0.18)	(0.18)
Net realized and unrealized gain (loss) on investments	0.74	1.25	(0.30)	(0.12)	(1.49)
Total from investment operations	0.55	0.98	(0.54)	(0.30)	(1.67)
Paid-in-capital from redemption fees (4)	0.00	0.00	0.00	0.00	0.00
Less distributions from:
Net investment income	(0.06)	—	—	—	—
Total distributions	(0.06)	—	—	—	—
Net asset value, end of year	$9.29	$8.80	$7.82	$8.36	$8.66
Total return (2)	5.57%	12.53%	(6.46)%	(3.46)%	(16.17)%
Net assets, end of year (000s)	$5,215	$1,035	$1,242	$2,802	$4,501
Ratio of gross expenses to average net assets (3)	2.15%	3.27%	2.91%	2.42%	2.25%
Ratio of net expenses to average net assets	2.15%	3.27%	2.91%	2.42%	2.25%
Ratio of net investment loss to average net assets	(1.95)%	(3.26)%	(2.90)%	(2.26)%	(1.84)%
Portfolio Turnover Rate	0%	0%	175%	70%	35%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(4)	Amount represents less than $0.01 per share.

See accompanying notes to consolidated financial statements.

Arrow Managed Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year	Year	Year	Year	Period
	Ended	Ended	Ended	Ended	Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
Institutional Class Shares	2016	2015	2014	2013	2012 (1)
Net asset value, beginning of period	$9.21	$8.10	$8.55	$8.78	$9.15
Activity from investment operations:
Net investment loss (2)	(0.09)	(0.19)	(0.16)	(0.09)	(0.06)
Net realized and unrealized gain (loss) on investments	0.75	1.30	(0.29)	(0.14)	(0.31)
Total from investment operations	0.66	1.11	(0.45)	(0.23)	(0.37)
Paid-in-capital from redemption fees (6)	0.00	0.00	0.00	0.00	0.00
Less distributions from:
Net investment income	(0.13)	—	—	—	—
Total distributions	(0.13)	—	—	—	—
Net asset value, end of period	$9.74	$9.21	$8.10	$8.55	$8.78
Total return (3)	5.75%	13.70%	(5.26)%	(2.62)%	(4.04	)% (5)
Net assets, end of period (000s)	$64,046	$1,159	$8,460	$7,564	$2,587
Ratio of gross expenses to average net assets	1.15%	2.27%	1.91%	1.42%	1.25	% (4)
Ratio of net investment loss to average net assets	(0.95)%	(2.26)%	(1.91)%	(1.26)%	(1.14	)% (4)
Portfolio Turnover Rate	0%	0%	175%	70%	35	% (5)

(1)	The Institutional Class shares of the Arrow Managed Futures Strategy Fund commenced operations on March 21, 2012.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	Annualized.

(5)	Not annualized.

(6)	Amount represents less than $0.01 per share.

See accompanying notes to consolidated financial statements.

Arrow Commodity Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
Class A Shares	2016	2015	2014	2013	2012
Net asset value, beginning of year	$5.72	$8.32	$8.13	$9.01	$10.89
Activity from investment operations:
Net investment loss (1)	(0.11)	(0.14)	(0.17)	(0.17)	(0.19)
Net realized and unrealized gain (loss) on investments	(0.04)	(2.30)	0.36	(0.71)	(1.26)
Total from investment operations	(0.15)	(2.44)	0.19	(0.88)	(1.45)
Paid-in-capital from redemption fees (4)	0.00	0.00	0.00	0.00	0.00
Less distributions from:
Net investment income	—	(0.16)	—	—	(0.43)
Total distributions	—	(0.16)	—	—	(0.43)
Net asset value, end of year	$5.57	$5.72	$8.32	$8.13	$9.01
Total return (2)	(2.62)%	(29.58)%	2.34%	(9.77)%	(13.33)%
Net assets, end of year (000s)	$785	$1,358	$9,927	$6,773	$11,485
Ratio of gross expenses to average net assets (3)	3.94%	2.86%	2.38%	2.45%	2.22%
Ratio of net expenses to average net assets	2.00%	2.00%	2.00%	2.00%	2.00%
Ratio of net investment loss to average net assets	(1.96)%	(1.99)%	(1.98)%	(1.93)%	(1.94)%
Portfolio Turnover Rate	1236%	451%	834%	132%	727%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(4)	Amount represents less than $0.01 per share.

See accompanying notes to consolidated financial statements.

Arrow Commodity Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
Class C Shares	2016	2015	2014	2013	2012
Net asset value, beginning of year	$5.55	$8.13	$7.99	$8.93	$10.85
Activity from investment operations:
Net investment loss (1)	(0.14)	(0.19)	(0.22)	(0.24)	(0.24)
Net realized and unrealized gain (loss) on investments	(0.05)	(2.25)	0.36	(0.70)	(1.27)
Total from investment operations	(0.19)	(2.44)	0.14	(0.94)	(1.51)
Paid-in-capital from redemption fees (4)	0.00	0.00	0.00	0.00	0.00
Less distributions from:
Net investment income	—	(0.14)	—	—	(0.41)
Total distributions	—	(0.14)	—	—	(0.41)
Net asset value, end of year	$5.36	$5.55	$8.13	$7.99	$8.93
Total return (2)	(3.42)%	(30.21)%	1.75%	(10.53)%	(13.93)%
Net assets, end of year (000s)	$99	$107	$244	$303	$747
Ratio of gross expenses to average net assets (3)	4.69%	3.61%	3.13%	3.19%	2.97%
Ratio of net expenses to average net assets	2.75%	2.75%	2.75%	2.75%	2.75%
Ratio of net investment loss to average net assets	(2.69)%	(2.74)%	(2.72)%	(2.68)%	(2.69)%
Portfolio Turnover Rate	1236%	451%	834%	132%	727%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(4)	Amount represents less than $0.01 per share.

See accompanying notes to consolidated financial statements.

Arrow Commodity Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year	Year	Year	Year	Period
	Ended	Ended	Ended	Ended	Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
Institutional Class Shares	2016	2015	2014	2013	2012 (1)
Net asset value, beginning of period	$5.72	$8.38	$8.16	$9.01	$9.63
Activity from investment operations:
Net investment loss (2)	(0.09)	(0.11)	(0.15)	(0.15)	(0.00	) (7)
Net realized and unrealized gain (loss) on investments	(0.05)	(2.33)	0.37	(0.70)	(0.62)
Total from investment operations	(0.14)	(2.44)	0.22	(0.85)	(0.62)
Paid-in-capital from redemption fees (7)	0.00	0.00	0.00	0.00	0.00
Less distributions from:
Net investment income	—	(0.22)	—	—	—
Total distributions	—	(0.22)	—	—	—
Net asset value, end of period	$5.58	$5.72	$8.38	$8.16	$9.01
Total return (3)	(2.45)%	(29.47)%	2.70%	(9.43)%	(6.44	)% (6)
Net assets, end of period (000s)	$453	$3,558	$519	$177	$9	(8)
Ratio of gross expenses to average net assets (4)	3.69%	2.61%	2.13%	2.30%	1.97	% (5)
Ratio of net expenses to average net assets	1.75%	1.75%	1.75%	1.75%	1.75	% (5)
Ratio of net investment loss to average net assets	(1.74)%	(1.74)%	(1.73)%	(1.69)%	(1.69	)% (5)
Portfolio Turnover Rate	1236%	451%	834%	132%	727	% (6)

(1)	The Institutional Class shares of the Arrow Commodity Strategy Fund commenced operations on March 21, 2012.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(5)	Annualized.

(6)	Not annualized.

(7)	Amount represents less than $0.01 per share.

(8)	Actual net assets, not truncated.

See accompanying notes to consolidated financial statements.

The Arrow Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
July 31, 2016

1.	ORGANIZATION

The Arrow DWA Balanced Fund (“ADBF”), the Arrow DWA Tactical Fund (“ADTF”), the Arrow Alternative Solutions Fund (“AASF”), the Arrow Managed Futures Strategy Fund (“AMFSF”) and the Arrow Commodity Strategy Fund (“ACSF”), collectively (“the Funds”) are each a series of shares of beneficial interest of Arrow Investments Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 2, 2011, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Funds are diversified funds. ADTF is a “fund of funds.” ADBF seeks to achieve an appropriate balance between long-term capital appreciation and capital preservation. ADTF seeks to achieve long-term capital appreciation with capital preservation as a secondary objective. AASF seeks capital appreciation with an emphasis on absolute positive returns, low volatility, and low correlation to equity markets. AMFSF seeks long-term capital appreciation and to achieve absolute returns. ACSF seeks to provide investment results that correlate to the performance of a benchmark for commodities.

Each Arrow Fund was reorganized on March 1, 2012, from a series of Northern Lights Fund Trust, a Delaware statutory trust, to a series of Arrow Investments Trust, a Delaware statutory trust. As a series of Arrow Investments Trust, each Fund is a continuation of the identically-named predecessor fund that was a series of Northern Lights Fund Trust.

The Funds currently offer Class A shares, Class C shares and Institutional Class Shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Class C and Institutional Class shares are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

The Arrow Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2016

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the last bid price on the day of valuation. Options and futures contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the last reported bid price on the valuation date. Index options and options not listed on a security exchange or board of trade shall be valued at the last reported bid price on the valuation date. Swap transactions are valued through an independent pricing service or at fair value based on daily price reporting from the swap counterparty based on the proprietary index. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Valuation of Fund of Funds - The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Underlying open-end funds are valued at their respective net asset values as reported by such investment companies. The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the Underlying Funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Exchange Traded Notes – The Funds may invest in exchange traded notes (“ETNs”). ETNs are a type of debt security that is linked to the performance of underlying securities. The risks of owning ETNs generally reflect the risks of owning the underlying securities they are designed to track. In additionally, ETNs are subject to credit risk generally to the same extent as debt securities.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track,

The Arrow Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2016

although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

In unusual circumstances, securities may be valued at their fair value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Board will review the fair value method in use for securities requiring a fair market value determination at least quarterly. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Arrow Funds

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

July 31, 2016

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of July 31, 2016 for the Funds’ assets and liabilities measured at fair value:

Arrow DWA Balanced Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$42,759,962	—	—	$42,759,962
Exchange Traded Funds	112,511,414	—	—	112,511,414
Short-Term Investments	14,953,297	—	—	14,953,297
Variation Margin-Open Futures Contracts *	284,830	—	—	284,830
Total	$170,509,503	$—	$—	$170,509,503

Arrow DWA Tactical Fund

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$188,843,750	$—	$—	$188,843,750
Short-Term Investment	39,359,033	—	—	39,359,033
Variation Margin-Open Futures Contracts *	405,955	—	—	405,955
Total	$228,608,738	$—	$—	$228,608,738

Arrow Alternative Solutions Fund

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Fund	$82,017,771	$—	$—	$82,017,771
Short-Term Investments	443,853	—	—	443,853
U.S. Treasury	—	68,787,545	—	68,787,545
Open Swap Contracts *	22,126	1,924,613	—	1,946,739
Total	$82,483,750	$70,712,158	$—	$153,195,908

Arrow Managed Futures Strategy Fund

Assets	Level 1	Level 2	Level 3	Total
Short-Term Investments	$11,387,761	$—	$—	$11,387,761
U.S. Treasury	—	103,448,999	—	103,448,999
Open Swap Contracts *	658,504	—	—	658,504
Total	$12,046,265	$103,448,999	$—	$115,495,264

Arrow Commodity Strategy Fund

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Note	$53,268	$—	—	$53,268
U.S. Treasury	—	999,601	—	999,601
Short-Term Investment	97,676	—	—	97,676
Variation Margin-Open Futures Contracts	75,253	—	—	75,253
Total	$226,197	$999,601	$—	$1,225,798

There were no transfers into or out of Level 1 and Level 2 during the year. It is the Funds’ policy to recognize transfers into or out of Level 1, Level 2, and Level 3 at the end of the year.

The Funds did not hold any Level 3 securities during the year.

*	Derivatives instruments include cumulative net unrealized gain or loss on futures contracts and swaps open as of July 31, 2016.

The Arrow Funds

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

July 31, 2016

See Consolidated Portfolios of Investments for investments and derivatives segregated by industry, type and underlying exposure.

Consolidation of Subsidiaries – ADWAB Fund Limited (ADB-CFC), ADWAT Fund Limited (ADT-CFC), Northern Lights SPC (AAS-CFC), Arrow MFS Fund Limited (AMFS-CFC) and ACT Fund Limited (ACS-CFC) – The Consolidated Portfolios of Investments, Consolidated Statements of Asset and Liabilities, Consolidated Statements of Operations, Consolidated Statements of Changes in Net Assets and the Consolidated Financial Highlights of ADBF, ADTF, AASF, AMFSF and ACSF include the accounts of ADB-CFC, ADT-CFC, AAS-CFC, AMFS-CFC and ACS-CFC, respectively, which are wholly-owned and controlled subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation.

The Funds may invest up to 25% of their total assets in a controlled foreign corporation (“CFC”), which acts as an investment vehicle in order to effect certain investments consistent with the Funds’ investment objectives and policies.

The CFCs utilize commodity-based derivative products to facilitate the Funds’ pursuit of their investment objectives. In accordance with their investment objectives and through its exposure to the aforementioned commodity-based derivative products, the Funds may have increased or decreased exposure to one or more of the following risk factors defined below:

Commodity Risk - The Funds’ exposure to the commodities markets may subject the Funds to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based exchange traded trusts and commodity-based exchange traded funds and notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Credit Risk - There is a risk that issuers and counterparties will not make payments on securities and other investments held by a Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by a Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for a Fund to sell the security. The Funds may invest, directly or indirectly, in “junk bonds.” High yield fixed-income securities (also known as “junk bonds”) are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. This means that, compared to issuers of higher rated securities, issuers of medium and lower rated securities are less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not

The Arrow Funds

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

July 31, 2016

current in the payment of interest or principal. The market values of medium- and lower-rated securities tend to be more sensitive to company-specific developments and changes in economic conditions than higher-rated securities. The companies that issue these securities often are highly leveraged, and their ability to service their debt obligations during an economic downturn or periods of rising interest rates may be impaired. In addition, these companies may not have access to more traditional methods of financing, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by these issuers is significantly greater than with higher-rated securities because medium- and lower-rated securities generally are unsecured and subordinated to senior debt. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by a Fund. In addition, default may cause a Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

Derivatives Risk - The Funds may use derivatives (including swaps, structured notes, options, futures and options on futures) to enhance returns or hedge against market declines. The Funds’ use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause a Fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the Funds.

Swap Counterparty Credit Risk - The Funds are subject to credit risk on the amount the Funds expect to receive from swap agreement counterparties. With certain exchange traded credit default swaps, there is minimal counterparty risk to a Fund in that the exchanges clearinghouse, as counter party, guarantees against default.

Fixed Income Risk - When a Fund invests in fixed income securities, the value of its investments in such securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by a Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by a Fund, possibly causing a Fund’s share price and total return to be reduced and fluctuate more than other types of investments. In addition, a Fund may invest in securities that are sometimes referred to as “junk bonds.” Such securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality debt securities.

The Arrow Funds

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

July 31, 2016

A summary of the Funds’ investments in the CFCs are as follows:

		CFC Net Assets at	% Of Total Net Assets at
	Inception Date of CFC	July 31, 2016	July 31, 2016
ADB-CFC	12/5/2012	$2,409,244	1.39%
ADT-CFC	12/12/2011	5,573,480	2.41%
AMFS-CFC	7/23/2010	21,101,708	18.37%
ACS-CFC	1/3/2011	274,200	20.52%

AAS-CFC is dormant as of February 19, 2016. However, the activity of AAS-CFC from August 1, 2015 through February 19, 2016 is included in the financial statements presented.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no provision for Federal income tax is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2013-2015), or expected to be taken in the Funds’ 2016 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Funds make significant investments. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign Currency – The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and

The Arrow Funds

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

July 31, 2016

income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities, of any.

Forward Currency Contracts – As foreign securities are purchased, a Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from foreign currency transactions in the Consolidated Statements of Operations.

Futures Contracts – Each Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, foreign currencies or commodities. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Funds’ agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, a Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If a Fund is unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Each Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Consolidated Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The Arrow Funds

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

July 31, 2016

Options Transactions – Each Fund is subject to equity price risk in the normal course of pursuing their investment objective and may purchase or sell options to help hedge against this risk.

Each Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio.

When a Fund writes a call option, an amount equal to the premium received is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if a Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, a Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option. When a Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Derivatives Disclosure –

Fair Values of Derivative Instruments in ADBF as of July 31, 2016:

	Asset Derivatives			Liability Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value

Futures - Commodity contracts:	Variation margin - due from broker, Net Assets - Net Unrealized Appreciation	$284,830	*	Variation margin - due from broker, Net Assets - Net Unrealized Appreciation	—
		$284,830			$—

Fair Values of Derivative Instruments in ADTF as of July 31, 2016:

	Asset Derivatives			Liability Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value

Futures - Commodity contracts:	Variation margin - due from broker, Net Assets - Net Unrealized Appreciation	$405,955	*	Variation margin - due from broker, Net Assets - Net Unrealized Appreciation	—

		$405,955			$—

The Arrow Funds

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

July 31, 2016

Fair Values of Derivative Instruments in AASF as of July 31, 2016:

	Asset Derivatives		Liability Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value

Credit Default Swap	Net Assets - Net Unrealized Appreciation on swap contracts	$22,126	Net Assets - Net Unrealized Appreciation on swap contracts	—

Interest Rate Contract	Net Assets - Net Unrealized Appreciation on swap contracts	1,924,613	Net Assets - Net Unrealized Appreciation on swap contracts

		$1,946,739		$—

Fair Values of Derivative Instruments in AMFSF as of July 31, 2016:

	Asset Derivatives			Liability Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value

Mixed; Interest rate, credit, foreign exchange and equity contracts	Unrealized appreciation on swap contracts	$211,374		Unrealized appreciation on swap contracts	$—	*

Commodity contracts:	Unrealized appreciation on swap contracts	447,130	*	Unrealized appreciation on swap contracts		*

		$658,504			$—

Fair Values of Derivative Instruments in ACSF as of July 31, 2016:

	Asset Derivatives			Liability Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value

Futures - Commodity contracts:	Variation margin - due from broker, Net Assets - Net Unrealized Appreciation	$128,046	*	Variation margin - due to broker, Net Assets - Net Unrealized Appreciation	$52,793	*

		$128,046			$52,793

*	Includes cumulative appreciation/depreciation of futures and swaps contracts as reported in the Consolidated Portfolio of Investments.

The amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Consolidated Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

The Arrow Funds

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

July 31, 2016

The effect of Derivative Instruments on the Consolidated Statements of Operations for the year ended July 31, 2016:

ABDF

	Commodity
Location	Contracts
Net realized gain (loss) on:
Futures	$530,959
Future options	(1,483,750)
Total net realized gain (loss)	$(952,791)

Net change in unrealized appreciation (depreciation)
Futures	$(14,926)
Total net change in unrealized appreciation (deprecitation)	$(14,926)

ADTF

	Commodity
Location	Contracts
Net realized gain (loss) on:
Futures	$1,137,404
Total net realized gain (loss)	$1,137,404

Net change in unrealized appreciation (depreciation)
Futures	$(110,310)
Total net change in unrealized appreciation (deprecitation)	$(110,310)

AASF
			Mixed: Interest, Credit,
	Credit	Interest	Foreign Exchange &
Location	Contracts	Contracts	Equity Contracts
Net realized gain (loss) on:
Swaps	$(479,630)	$2,500,000	$(85,839)
Futures	—	$1,975,531	—
Total net realized gain (loss)	$(479,630)	$4,475,531	$(85,839)

Net change in unrealized appreciation (depreciation)
Swaps	$(6,346)	$1,924,613	$230,856
Futures	—	(39,377)	—
Total net change in unrealized appreciation (deprecitation)	$(6,346)	$1,885,236	$230,856

The Arrow Funds

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

July 31, 2016

AMFSF

		Foreign		Mixed: Interest, Credit,
	Commodity	Exchange	Volatility	Foreign Exchange &
Location	Contracts	Contracts	Contracts	Equity Contracts
Net realized gain (loss) on:
Swaps	$(2,228,963)	$—	$—	$9,148,131
Futures	83,842	(1,451)	(3,021)	—
Total net realized gain (loss)	$(2,145,121)	$(1,451)	$(3,021)	$9,148,131

Net change in unrealized appreciation (depreciation)
Swaps	$447,130	$—		$211,374
Futures	(22,642)	589	—	—
Total net change in unrealized appreciation (deprecitation)	$424,488	$589	$—	$211,374

ACSF

	Commodity
Location	Contracts
Net realized gain (loss) on:
Futures	$(1,443,300)
Total net realized gain (loss)	$(1,443,300)

Net change in unrealized appreciation (depreciation)
Futures	$1,213,216
Total net change in unrealized appreciation (deprecitation)	$1,213,216

Structured Notes – There are several risks associated with the use of structured notes. Structured notes are leveraged, thereby providing an exposure to the underlying benchmark greater than the face amount and increasing the volatility of each note relative to the change in the underlying linked financial instrument. A highly liquid secondary market may not exist for the structured notes a Fund invests in, which may make it difficult for that Fund to sell the structured notes it holds at an acceptable price or to accurately value them. In addition, structured notes are subject to the risk that the counterparty to the instrument, or issuer, might not pay interest when due or repay principal at maturity of the obligation. Although the Funds will not invest in any structured notes unless the Funds’ management believes that the issuer is creditworthy, a Fund does bear the risk of loss of the amount expected to be received in the event of the default or bankruptcy of the issuer.

The Arrow Funds

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

July 31, 2016

Swap Agreements – The Funds may enter into swap agreements to manage their exposure to various risks. A total rate of return swap agreement is a derivative contract in which one party (the receiver) receives the total return of a specific index or a specific security on a notional amount of principal from a second party (the seller) in return for paying a funding cost, which is usually quoted in relation to the London Inter-Bank Offered Rate (“LIBOR”). During the life of the agreement, there are periodic exchanges of cash flows in which the index receiver pays the LIBOR-based interest on the notional principal amount and receives (or pays if the total return is negative or spreads widen) the index total return on the notional principal amount. A credit default swap is an agreement between a protection buyer and a protection seller whereby the buyer agrees to periodically pay the seller a premium, generally expressed in terms of interest on a notional principal amount, over a specified period in exchange for receiving compensation from the seller when an underlying reference debt obligation or index of reference debt obligations is subject to one or more specified adverse credit events (such as bankruptcy, failure to pay, acceleration of indebtedness, restructuring, or repudiation/ moratorium). A Fund will become a protection seller to take on credit risk in order to earn a premium. A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Swaps are marked to market based upon quotations from market makers and the change, if any, along with an accrual for periodic payments due or owed is recorded as unrealized gain or loss in the Consolidated Statements of Operations. Net payments on swap agreements are included as part of realized gain/loss in the Consolidated Statements of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized in the Consolidated Statements of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, that there may be unfavorable changes in the fluctuation of interest rates or the occurrence of adverse credit events on reference debt obligations.

Credit Facility – ADBF, ADTF and AASF have collectively entered into a $15 million secured Revolving Credit Agreement (the “Agreement”) with Union Bank, National Association (“UB”). Under the terms of the Agreement, each Fund may not exceed the limit on borrowing money set forth in the Registration Statement of that Fund and the borrowing will be used only for temporary or emergency purposes including the financing of redemptions. Interest is charged to each Fund based on the prevailing market rates in effect at the time of the borrowing. The Funds will collateralize the borrowings with certain securities the Funds hold at the time of borrowing. At July 31, 2016, there were no outstanding borrowings.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

The Arrow Funds

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

July 31, 2016

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3.	OFFSETTING OF FINANCIAL ASSETS AND DERIVATIVE ASSETS

Each Fund’s policy is to recognize a net asset or liability in the Consolidated Statements of Assets and Liabilities equal to the unrealized appreciation or depreciation for futures and swaps contracts. During the year ended July 31, 2016, each Fund is subject to a master netting arrangement for the futures and swaps. The following table shows additional information regarding the offsetting of assets and liabilities at July 31, 2016.

				Gross Amounts Not Offset in the
Assets:				Statement of Assets & Liabilities
		Gross Amounts Offset in	Net Amounts of Assets
	Gross Amounts of	the Statement of Assets &	Presented in the Statement	Financial	Cash Collateral
	Recognized Assets	Liabilities	of Assets & Liabilities	Instruments	Received/(Pledged)	Net Amount
Arrow DWA Balanced Fund

Future Contracts -
Goldman Sachs	$284,830	$—	$284,830	$—	$—	$284,830
Total	$284,830	$—	$284,830	$—	$—	$284,830

Arrow DWA Tactical Fund

Future Contracts -
Goldman Sachs	$405,955	$—	$405,955	$—	$—	$405,955
Total	$405,955	$—	$405,955	$—	$—	$405,955

Arrow Alternative Solutions Fund

Swaps Contracts -
Deutsche Bank	$1,924,613	$—	$1,924,613	$—	$—	$1,924,613
Swaps Contracts -
Goldman Sachs	22,126	—	22,126	—	—	22,126
Total	$1,946,739	$—	$1,946,739	$—	$—	$1,946,739

Arrow Managed Futures Strategy Fund

Swaps Contracts -
Societe Generale	$658,504	$—	$658,504	$—	$—	$658,504
Total	$658,504	$—	$658,504	$—	$—	$658,504

Arrow Commodity Strategy Fund

Future Contracts -
Goldman Sachs	$128,046	$52,793	$75,253	$—	$—	$75,253
Total	$128,046	$52,793	$75,253	$—	$—	$75,253

The Arrow Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2016

4.	INVESTMENT TRANSACTIONS

For the year ended July 31, 2016, the cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, were as follows:

Portfolio	Purchases	Sales
Arrow DWA Balanced Fund	$151,974,688	$212,202,828
Arrow DWA Tactical Fund	337,970,060	373,941,159
Arrow Alternative Solutions Fund	133,353,640	55,539,714
Arrow Managed Futures Strategy Fund	—	—
Arrow Commodity Strategy Fund	826,137	801,316

5.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH RELATED PARTIES

The business activities of the Funds are overseen by the Board, which is responsible for the overall management of the Funds. Arrow Investment Advisors, LLC, serves as the Funds’ investment advisor (the “Advisor”).

Pursuant to an advisory agreement with the Trust, with respect to each Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Funds pay the Advisor a fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of ADBF and ADTF average daily net assets, 0.75% of AASF average daily net assets, 0.85% of AMFSF average daily net assets and 0.80% of ACSF average daily net assets.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until November 30, 2016 to waive a portion of its advisory fee and has agreed to reimburse Arrow Alternative Solutions Fund and Arrow Commodity Strategy Fund for other expenses to the extent necessary so that total expenses incurred (excluding front-end or contingent sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees, or extraordinary expenses, such as litigation expenses) do not exceed the following amounts per annum of the average daily net assets of each class of shares:

	Class A	Class C	Institutional Class
AASF	1.65%	2.40%	1.40%
AMFS	1.65%	2.40%	1.40%
ACSF	2.00%	2.75%	1.75%

These amounts will herein be referred to as the “Expense Limitations.”

If the Advisor waives any fee or reimburses any expenses pursuant to the Waiver agreement, and AASF’s or ACSF’s operating expenses are subsequently lower than its Expense Limitation,

The Arrow Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2016

the Advisor, on a rolling three year period, shall be entitled to reimbursement by the Fund provided that such reimbursement does not cause the Fund’s operating expense to exceed the Expense Limitation. If the Fund’s operating expenses subsequently exceed the Expense Limitation, the reimbursements for the Fund shall be suspended.

The following amounts are subject to recapture by the following dates:

	7/31/2017	7/31/2018	7/31/2019	Totals
ACSF	$ 35,353	$ 49,249	$ 65,732	$ 150,334

The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the effective date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. For the year ended July 31, 2016, the Adviser recaptured fees in the amount of $5,098 for AAFS. For the year ended July 31, 2016, the ACSF Fund waived/ reimbursed $65,732 in advisory fees.

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to the Funds. The Plan provides that a monthly service and/or distribution fee is calculated by each Fund at an annual rate of 0.25% of its average daily net assets for Class A and an annual rate of 1.00% of its average daily net assets for Class C and is paid to Archer Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and-or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Advisor. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ Class A and Class C shares. The Distributor is an affiliate of the Advisor. For the year ended July 31, 2016, the Distributor received $421,622 of which $50,106 was retained in commissions.

Gemini Fund Services, LLC (“GFS”), provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Blu Giant, LLC (“Blu Giant”) – an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

The Arrow Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2016

Bassett Compliance Consulting Services, LLC (“BCCS’) provides Chief Compliance Officer (“CCO”) to the Trust. Under the terms of such agreement, BCCS receives customary fees from the Funds.

6.	REDEMPTION FEES

The Funds, except for AASF, may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the specific Fund in which the short-term redemption fee occurs. For the year ended July 31, 2016, ADBF, ADTF, AASF, AMFSF and ACSF assessed $190, $3,818, $17, $2,800 and $7 respectively, in redemption fees.

7.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

AAFS currently invests a portion of its assets in the iShares iBoxx $ High Yield Corporate Bond ETF Fund (“iShares”). iShares is registered under the 1940 Act, as an open-end management investment company. The Fund may redeem its investment in iShares at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Fund may be directly affected by the performance of iShares. The financial statements of the iShares, including the portfolio of investments, can be found at iShares website, www.iShares.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of July 31, 2016, the percentage of the Fund’s net assets invested in iShares was 50.0%, respectively.

8.	INVESTMENTS IN AFFILIATED COMPANIES

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities. Companies which are affiliates of a Fund at July 31, 2016 are noted in the Funds’ Consolidated Portfolios of Investments. Transactions during the year ended July 31, 2016 with companies which are affiliates are as follows for the ADBF Fund:

						Dividends
		Value - Beginning		Sales	Realized	Credited to	Value - End
Cusip	Description	of Year	Purchases	Proceeds	Losses	Income	of Year
464286301	iShares MSCI Belgium Capped ETF	$9,381,209	$38,749	$5,129,067	$(211,417)	$67,914	$3,929,987

As of July 31, 2016, iShares MSCI Belgium Capped ETF is no longer an affiliated company for the ABDF Fund.

The Arrow Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2016

9.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the year ended July 31, 2016 was as follows:

For the Year Ended July 31, 2016:

	Ordinary	Long-Term
	Income	Capital Gains	Total
ADBF	$—	$10,977,532	$10,977,532
ADTF	2,582,800	10,766,775	13,349,575
AASF	906,047	—	906,047
AMFSF	781,440	—	781,440
ACSF	—	—	—

The tax character of Fund distributions for the year ended July 31, 2015 was as follows:

For the Year Ended July 31, 2015:

	Ordinary	Long-Term
	Income	Capital Gains	Total
ADBF	$2,734,228	$28,165,837	$30,900,065
ADTF	659,651	571,866	1,231,517
AASF	197,933	—	197,933
AMFSF	—	—	—
ACSF	195,104	—	195,104

As of July 31, 2016, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
ADBF	$—	$—	$(2,663,028)	$(5,110,750)	$(2,608,254)	$19,401,306	$9,019,274
ADTF	2,150,718	—	(3,676,577)	—	(1,116,219)	18,477,498	15,835,420
AASF	2,786,318	540,666	—	—	—	4,837,345	8,164,329
AMFSF	8,725,302	—	—	(671,473)	(26,002,073)	—	(17,948,244)
ACSF	—	—	(35,844)	(159,853)	(5,936,017)	(734)	(6,132,448)

The difference between book basis and tax basis unrealized appreciation (depreciation), accumulated net investment income (loss) and accumulated net realized gain (loss) from investments is primarily attributable to adjustments for the Funds’ wholly owned subsidiaries, real estate investment trusts, tax deferral of losses on wash sales and mark-to-market on open swap contracts.

The Arrow Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2016

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Late Year
Losses
ADBF	$445,847
ADTF	—
AASF	—
AMFSF	—
ACSF	22,522

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Post October
Losses
ADBF	$2,217,181
ADTF	3,676,577
AASF	—
AMFSF	—
ACSF	13,322

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. At July 31, 2016, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Short-Term	Long-Term	Total	Expiration
ADBF	$3,694,867	$1,415,883	$5,110,750	No expiration
ADTF	—	—	—
AASF	—	—	—
AMFSF	123,374	—	123,374	July 31, 2019
	413,055	135,044	548,099	No expiration
	536,429	135,044	671,473
ACSF	30,096	—	30,096	July 31, 2019
	116,840	12,917	129,757	No expiration
	146,936	12,917	159,853

The Arrow Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2016

Permanent book and tax differences, primarily attributable to the differing book/ tax treatment of net operating losses, the reclassification of Fund distributions, swap gains and losses, and tax adjustments for real estate investment trusts and the Funds’ wholly owned subsidiaries, resulted in reclassification for the year ended July 31, 2016 as follows:

	Paid	Accumlated	Undistributed
	In	Investment	Net Realized
	Capital	Income (Loss)	Gains (Loss)
ADBF	$(2,670)	$(6,408)	$9,078
ADTF	—	(100,988)	100,988
AASF	(2,664,893)	1,067,711	1,597,182
AMFSF	—	9,148,135	(9,148,135)
ACSF	(97,459)	97,459	—

10.	NEW ACCOUNTING PRONOUNCEMENTS

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”, modifying ASC 946 “Financial Services – Investment Companies”. Under the modifications, investments in affiliated and private investment funds valued at Net Asset Value are no longer included in the fair value hierarchy disclosed in Footnote 2. ASU 2015-07 is effective for fiscal years beginning on or after December 15, 2015, and interim periods within those annual periods. Early application is permitted. Management is currently evaluating the implications of ASU 2015-07 and its impact on financial statement disclosures.

The Arrow Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2016

11.	SUBSEQUENT EVENTS

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Consolidated Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

At a Special Meeting of Shareholders of the Funds, held at the offices of Gemini Fund Services, LLC, 80 Arkay Drive, Hauppauge, NY 11788, on Friday, August 19, 2016, shareholders of record at the close of business on July 1, 2016 voted to approve the following proposals:

Proposal 1: To elect Thomas T. Sarkany and Robert S. Andrialis to the Board of Trustees of the Trust.

Thomas T. Sarkany
Shares Voted In Favor 55,559,565	Shares Voted Against or Abstentions 359,526
Robert S. Andrialis
Shares Voted In Favor 55,551,965	Shares Voted Against or Abstentions 367,126

Management has determined that there were no other subsequent events to report through the issuance of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Arrow Investments Trust
and the Shareholders of Arrow DWA Balanced Fund, Arrow DWA Tactical Fund, Arrow Alternative Solutions Fund, Arrow Managed Futures Strategy Fund, and Arrow Commodity Strategy Fund

We have audited the accompanying consolidated statements of assets and liabilities of the Arrow DWA Balanced Fund, Arrow DWA Tactical Fund, Arrow Alternative Solutions Fund, Arrow Managed Futures Strategy Fund, and Arrow Commodity Strategy Fund (the “Funds”), each a series of shares of beneficial interest in the Arrow Investments Trust, including the consolidated portfolios of investments, as of July 31, 2016, and the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended and the consolidated financial highlights for each of the years and periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2016 by correspondence with the custodian, counterparties, and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of the Arrow DWA Balanced Fund, Arrow DWA Tactical Fund, Arrow Alternative Solutions Fund, Arrow Managed Futures Strategy Fund, and Arrow Commodity Strategy Fund as of July 31, 2016, and the consolidated results of their operations for the year then ended, the consolidated changes in their net assets for each of the years in the two-year period then ended and their consolidated financial highlights for each of the years and periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
September 28, 2016

The Arrow Funds
EXPENSE EXAMPLES (Unaudited)
July 31, 2016

As a shareholder of the Arrow DWA Balanced Fund, the Arrow DWA Tactical Fund, the Arrow Alternative Solutions Fund, the Arrow Managed Futures Strategy Fund or the Arrow Commodity Strategy Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges (CDSCs) and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Arrow Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2016 through July 31, 2016.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on each of the Arrow Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Expense Ratio
	Value	Value	During Period*	During Period**
Actual	2/1/16	7/31/16	2/1/16 – 7/31/16	2/1/16 – 7/31/16
DWA Balanced Class A	$1,000.00	$1,088.80	$7.30	1.40%
DWA Balanced Class C	1,000.00	1,085.30	11.14	2.15
DWA Balanced Institutional Class	1,000.00	1,089.80	5.98	1.15
DWA Tactical Class A	1,000.00	1,100.40	8.09	1.55
DWA Tactical Class C	1,000.00	1,096.70	11.99	2.30
DWA Tactical Institutional Class	1,000.00	1,102.20	6.79	1.30
Alternative Solutions Class A	1,000.00	1,083.10	6.53	1.26
Alternative Solutions Class C	1,000.00	1,078.90	10.39	2.01
Alternative Solutions Institutional Class	1,000.00	1,084.40	5.23	1.01
Managed Futures Strategy Class A	1,000.00	1,066.40	7.24	1.41
Managed Futures Strategy Class C	1,000.00	1,064.10	11.03	2.15
Managed Futures Strategy Institutional Class	1,000.00	1,066.90	5.91	1.15
Commodity Strategy Class A	1,000.00	1,105.20	10.47	2.00
Commodity Strategy Class C	1,000.00	1,100.60	14.36	2.75
Commodity Strategy Institutional Class	1,000.00	1,107.10	9.17	1.75

The Arrow Funds
EXPENSE EXAMPLES (Unaudited) (Continued)
July 31, 2016

	Beginning
	Account	Ending	Expenses Paid	Expense Ratio
Hypothetical	Value	Account Value	During Period*	During Period**
(5% return before expenses)	2/1/16	7/31/16	2/1/16 – 7/31/16	2/1/16 – 7/31/16
DWA Balanced Class A	$1,000.00	$1,017.88	$ 7.02	1.40%
DWA Balanced Class C	1,000.00	1,014.18	10.76	2.15
DWA Balanced Institutional Class	1,000.00	1,019.14	5.77	1.15
DWA Tactical Class A	1,000.00	1,017.16	7.77	1.55
DWA Tactical Class C	1,000.00	1,013.43	11. 51	2.30
DWA Tactical Institutional Class	1,000.00	1,018.40	6.52	1.30
Alternative Solutions Class A	1,000.00	1,018.60	6.32	1.26
Alternative Solutions Class C	1.000.00	1,014.87	10.07	2.01
Alternative Solutions Institutional Class	1,000.00	1,019.84	5.07	1.01
Managed Futures Strategy Class A	1,000.00	1,017.85	7.07	1.41
Managed Futures Strategy Class C	1,000.00	1,014.17	10.77	2.15
Managed Futures Strategy Institutional Class	1,000.00	1,019.14	5.77	1.15
Commodity Strategy Class A	1,000.00	1,014.92	10.02	2.00
Commodity Strategy Class C	1,000.00	1,011.19	13.75	2.75
Commodity Strategy Institutional Class	1,000.00	1,016.16	8.77	1.75

*	Expenses are equal to the average account value over the period, multiplied by each Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (366).

**	Annualized.

The Arrow Funds
SUPPLEMENTAL INFORMATION (Unaudited)
July 31, 2016

This chart provides information about the Trustees and Officers who oversee the Funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees. The address of each Trustee and Officer is 6100 Chevy Chase Drive, Suite 100, Laurel, Maryland 20707, unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years and Current Directorships	Number of Funds in the Fund Complex*** Overseen by Trustee	Other Directorships held During the Past Five Years
Paul Montgomery Year of Birth: 1953	Trustee	Since Sept. 2011	Director of Research Scotia Partners, LLC (since 2012) Managing Member, Theta Investment Research, LLC (2003-2012).	8	Arrow ETF Trust (since March 2014)
Thomas T. Sarkany Year of Birth: 1946	Trustee	Since March 2014	Founder and President, TTS Consultants, LLC, 2010 – present.	8	Northern Lights Fund Trust IV (since July 2015); Arrow ETF Trust) (since 2012), Northern Lights Fund Trust II (since 2011); Director, Aquila Distributors (since 1981)
Robert S. Andrialis Year of Birth: 1944	Trustee	Since March 2014	Currently Independent Consultant; Formerly President, Secured Growth Quantitative Research, 2011–2014; Independent Consultant 2010-2011	8	Arrow ETF Trust (since 2012)

The Arrow Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
July 31, 2016

Interested Trustees and Officers

Name, Address and Year of Birth	Position(s) Held with Trust *	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years and Current Directorships	Number of Funds in the Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Joseph Barrato** Year of Birth: 1965	Trustee, President & Principal Executive Officer	Since Sept. 2011	Founder and Chief Executive Officer, Arrow Investment Advisor, LLC (registered investment advisor), 2006-present.	8	Arrow ETF Trust (since 2012)
Sam Singh 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1976	Principal Financial Officer and Treasurer	Since Oct 2013	Vice President, GFS (since January 2015); Assistant Vice President, GFS (2011-2014); Vice President of Fund Administration; BNY Mellon (2007-2011)	N/A	N/A
Jake Griffith Year of Birth: 1978	Secretary	Since Sept. 2011	Founder and President, Director of Sales, Arrow (since 2006).	N/A	N/A
Dawn M. Dennis 80 Arkay Drive, Hauppauge, NY 11788 Year of Birth: 1966	Assistant Secretary	Since June 2013	Senior Paralegal, GFS (since May 2013), Paralegal (from July 2011 through April 2013)	N/A	N/A
Patrick Bassett Year Birth: 1970	Chief Compliance Officer	Since June 2015	Chief Compliance Officer of Arrow Investment Advisors, LLC (2008-2014); retired (2014-2015).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely.

**	Joseph Barrato is considered to be an “interested person” of the Arrow Investments Trust, as that term is defined in the 1940 Act, because he is a controlling interest holder of the investment Advisor to the Fund, Arrow Investment Advisors, LLC.

***	The term “Fund Complex” includes the Arrow ETF Trust (“ARROWETF”) and Arrow Investments Trust.

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-277-6933.

PRIVACY NOTICE

Arrow Investments Trust

FACTS	WHAT DOES ARROW INVESTMENTS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Arrow Investments Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Arrow Investments Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-877-277-6933

PRIVACY NOTICE

Arrow Investments Trust

What we do:
How does Arrow Investments Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Arrow Investments Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Arrow Investments Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Arrow Investments Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Arrow Investments Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-877-277-6933 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-277-6933.

INVESTMENT ADVISOR
Arrow Investment Advisors, LLC
6100 Chevy Chase Drive, Suite 100
Laurel, MD 20707

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2016 - $ 78,500

2015 - $ 78,500

(b)	Audit-Related Fees

2016 – None

2015 – None

(c)	Tax Fees

2016 - $ 13,500

2015 - $ 12,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2016 – None

2015– None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2016        2015

Audit-Related Fees:   0.00%     0.00%

Tax Fees:   0.00%     0.00%

All Other Fees:   0.00%     0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2016 - $13,500

2015 - $12,500

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Arrow Investments Trust

By (Signature and Title)

/s/ Joseph Barrato

Joseph Barrato, Principal Executive Officer/President

Date 10/7/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Joseph Barrato

Joseph Barrato, Principal Executive Officer/President

Date 10/7/16

By (Signature and Title)

/s/ Sam Singh

Sam Singh, Principal Financial Officer/Treasurer

Date 10/7/16